                                      SCHEDULE 14a
                                     (RULE 14a-101)

                         INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

  Filed by the Registrant    /X/
  Filed by a Party other than the Registrant  / /

  Check the appropriate box:
  / / Preliminary Proxy Statement                 / / Confidential, for Use of
                                                      the Commission Only (as
                                                      permitted by Rule
                                                      14a-6(e)(2)
  /X/ Definitive Proxy Statement
  / / Definitive Additional Materials
  / / Soliciting Material Under Rule 14a-12

                                THE GALAXY FUND
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        /X/  No fee required.
        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
        (5) Total fee paid:

-------------------------------------------------------------------------------

        / / Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------
        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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                                        -2-

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional Government Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund (the "Funds"), investment portfolios of The Galaxy Fund ("Galaxy"), to be held on Friday, June 15, 2001 at 10:00 A.M., Eastern Time, at Galaxy's offices at 4400 Computer Drive, Westborough, Massachusetts.

    At the Meeting, shareholders of the Funds will be asked to vote on the following matters: (1) approval or disapproval of a new Distribution Plan with respect to Retail A Shares of certain Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, and (2) approval or disapproval of changes to the fundamental investment limitations of each Fund.

    Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose. In the alternative, you may vote by touch-tone telephone or via the Internet by following the enclosed instructions.

    We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                          Sincerely yours,
                                          Dwight E. Vicks, Jr.
                                          CHAIRMAN OF THE BOARD OF TRUSTEES

    SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE
                               ENCLOSED ENVELOPE.

                                THE GALAXY FUND

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
  OF THE MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND, TAX-EXEMPT MONEY MARKET FUND, CONNECTICUT MUNICIPAL MONEY MARKET
  FUND, MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, INSTITUTIONAL MONEY MARKET FUND, INSTITUTIONAL TREASURY MONEY MARKET FUND, INSTITUTIONAL GOVERNMENT MONEY
  MARKET FUND, SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH
   QUALITY BOND FUND, CORPORATE BOND FUND, TAX-EXEMPT BOND FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT MUNICIPAL BOND FUND, CONNECTICUT INTERMEDIATE
 MUNICIPAL BOND FUND, FLORIDA MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, NEW JERSEY MUNICIPAL BOND
  FUND, NEW YORK MUNICIPAL BOND FUND, RHODE ISLAND MUNICIPAL BOND FUND, ASSET ALLOCATION FUND, EQUITY INCOME FUND, GROWTH AND INCOME FUND, STRATEGIC EQUITY
  FUND, EQUITY VALUE FUND, EQUITY GROWTH FUND, GROWTH FUND II, SMALL CAP VALUE FUND, SMALL COMPANY EQUITY FUND, INTERNATIONAL EQUITY FUND AND PAN ASIA FUND.

                            ------------------------

                                                                  April 12, 2001

To the Shareholders of the Above-Named Funds of The Galaxy Fund:

    A Special Meeting of Shareholders (the "Meeting") of the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional Government Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund (each, a "Fund" and collectively, the "Funds"), investment portfolios of The Galaxy Fund ("Galaxy"), will be held on Friday, June 15, 2001, at 10:00 A.M. Eastern Time, at Galaxy's offices at 4400 Computer Drive, Westborough, Massachusetts 01581-5108. The Meeting will be held for the following purposes:

    (1) To approve or disapprove a new Distribution Plan with respect to Retail A Shares of the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended;

    (2) To approve or disapprove changes to the following fundamental investment limitations:

       (a) with respect to each Fund, the limitation on borrowing, pledging and issuance of senior securities;

       (b) with respect to each Fund except the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund, the limitation on issuer concentration;

       (c) with respect to each Fund, the limitation on industry concentration;

       (d) with respect to each Fund, the limitation on lending;

       (e) with respect to each Fund, the limitation on underwriting of securities;

       (f) with respect to each Fund, the limitation on real estate transactions; and

       (g) with respect to each Fund, the limitation on commodity transactions;

    (3) To approve or disapprove changes to the following fundamental investment limitations, including a change to make all such limitations non-fundamental:

       (a) with respect to each Fund except the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Growth and Income Fund, Growth Fund II and Small Cap Value Fund, the limitation on illiquid securities;

       (b) with respect to the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Institutional Government Money Market Fund, Intermediate Government Income Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund, the limitation on investment in foreign securities;

       (c) with respect to each Fund, the limitation on purchasing securities on margin, short sales and short positions;

       (d) with respect to each Fund except the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Growth and Income Fund and Small Cap Value Fund, the limitation on put, call, straddle and spread transactions;

       (e) with respect to each Fund except the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Growth and Income Fund and Small Cap Value Fund, the limitation on investing in companies for the purpose of exercising management or control; and

       (f) with respect to each Fund except the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Growth and Income Fund and Small Cap Value Fund, the limitation on purchasing securities of other investment companies;

    (4) To approve or disapprove a change in the following fundamental investment limitations to make all such limitations non-fundamental:

       (a) with respect to the Government Money Market Fund, the limitation on investments in U.S. Government obligations;

       (b) with respect to the Institutional Government Money Market Fund, the limitation on remaining maturity of portfolio securities; and

       (c) with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund, the limitation on issuer concentration;

    (5) To approve or disapprove the elimination of the following fundamental investment limitations:

       (a) with respect to the Money Market Fund, the limitation on investment in money market instruments;

       (b) with respect to the Tax-Exempt Money Market Fund, Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund, the limitation on investment in securities of unseasoned issuers; and

       (c) with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, the limitation on investment in restricted securities; and

    (6) To consider the transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

    The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on March 26, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. Each shareholder is invited to attend the Special Meeting of Shareholders in person. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card in order that the Meeting can be held and a maximum number of shares may be voted. You may also return proxies by (1) voting by touchtone telephone or (2) voting on-line.

    GALAXY'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
PROPOSALS.

                                          By Order of the Board of Trustees,
                                          W. BRUCE McCONNEL
                                          SECRETARY

WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, GALAXY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL IN ALLOWING GALAXY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOU PROXY CARD(S) IMMEDIATELY OR VOTE ON-LINE OR BY TELEPHONE.

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                     WESTBOROUGH, MASSACHUSETTS 01581-5108

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Galaxy Fund ("Galaxy") for use at a Special Meeting of Shareholders of Galaxy's Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional Government Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund (each, a "Fund" and collectively, the "Funds"), to be held at Galaxy's offices at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, on Friday, June 15, 2001, at 10:00 A.M. Eastern Time (such meeting and any adjournment(s) thereof are referred to as the "Meeting").

    It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation of certain shareholders, Galaxy's service contractors have retained PROXY ADVANTAGE, a division of PFPC Inc., and ADP Proxy Services to assist in the solicitation of proxies and to tabulate votes returned at a cost of approximately $1,225,000 and $185,000, respectively, including out-of-pocket expenses. Galaxy's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile, Internet or personal interview. Galaxy will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Galaxy a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy Card(s) are expected to be distributed to shareholders of the Funds on or about April 25, 2001.

    The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal:

                          PROPOSAL                                          SHAREHOLDERS SOLICITED
                          --------                                          ----------------------
1.   To approve or disapprove a new Distribution Plan for     The holders of Retail A Shares of each of the
     Retail A Shares pursuant to Rule 12b-1 under the         Money Market Fund, Government Money Market Fund,
     Investment Company Act of 1940, as amended.              U.S. Treasury Money Market Fund, Tax-Exempt Money
                                                              Market Fund, Connecticut Municipal Money Market
                                                              Fund, Massachusetts Municipal Money Market Fund,
                                                              Short-Term Bond Fund, Intermediate Government
                                                              Income Fund, High Quality Bond Fund, Tax-Exempt
                                                              Bond Fund, Intermediate Tax-Exempt Bond Fund,
                                                              Connecticut Municipal Bond Fund, Connecticut
                                                              Intermediate Municipal Bond Fund, Massachusetts
                                                              Municipal Bond Fund, Massachusetts Intermediate
                                                              Municipal Bond Fund, New Jersey Municipal Bond
                                                              Fund, New York Municipal Bond Fund, Rhode Island
                                                              Municipal Bond Fund, Asset Allocation Fund,

                          PROPOSAL                                          SHAREHOLDERS SOLICITED
                          --------                                          ----------------------
                                                              Equity Income Fund, Growth and Income Fund,
                                                              Strategic Equity Fund, Equity Value Fund, Equity
                                                              Growth Fund, Growth Fund II, Small Cap Value Fund,
                                                              Small Company Equity Fund and International Equity
                                                              Fund will vote separately on a Fund-by-Fund basis.

2. To approve or disapprove changes to the following fundamental investment limitations:

     (a)  limitation on borrowing, pledging and issuance of   The shareholders of each Fund will vote separately
          senior securities;                                  on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (b)  limitation on issuer concentration;                 The shareholders of each Fund, except the
                                                              Connecticut Municipal Money Market Fund,
                                                              Massachusetts Municipal Money Market Fund,
                                                              Connecticut Municipal Bond Fund, Connecticut
                                                              Intermediate Municipal Bond Fund, Florida
                                                              Municipal Bond Fund, Massachusetts Municipal Bond
                                                              Fund, Massachusetts Intermediate Municipal Bond
                                                              Fund, New Jersey Municipal Bond Fund, New York
                                                              Municipal Bond Fund and Rhode Island Municipal
                                                              Bond Fund (which will not vote), will vote
                                                              separately on a Fund-by-Fund basis. All classes of
                                                              shares of the same Fund will vote together.

     (c)  limitation on industry concentration;               The shareholders of each Fund will vote separately
                                                              on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (d)  limitation on lending;                              The shareholders of each Fund will vote separately
                                                              on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (e)  limitation on underwriting of securities;           The shareholders of each Fund will vote separately
                                                              on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (f)  limitation on real estate transactions;             The shareholders of each Fund will vote separately
         and                                                  on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (g)  limitation on commodity transactions.               The shareholders of each Fund will vote separately
                                                              on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

3. To approve or disapprove changes in the following fundamental investment limitations, including a change to make all such limitations non-fundamental:

     (a)  limitation on illiquid securities;                  The shareholders of each Fund, except the
                                                              Connecticut Municipal Money Market Fund,
                                                              Massachusetts Municipal Money Market Fund,

                          PROPOSAL                                          SHAREHOLDERS SOLICITED
                          --------                                          ----------------------
                                                              Institutional Money Market Fund, Institutional
                                                              Treasury Money Market Fund, Intermediate
                                                              Tax-Exempt Bond Fund, Connecticut Intermediate
                                                              Municipal Bond Fund, Florida Municipal Bond Fund,
                                                              Massachusetts Intermediate Municipal Bond Fund,
                                                              Growth and Income Fund, Growth Fund II and Small
                                                              Cap Value Fund (which will not vote), will vote
                                                              separately on a Fund-by-Fund basis. All classes of
                                                              shares of the same Fund will vote together.

     (b)  limitation on investment in foreign securities;     The shareholders of each of the Money Market Fund,
                                                              Government Money Market Fund, U.S. Treasury Money
                                                              Market Fund, Tax-Exempt Money Market Fund,
                                                              Institutional Government Money Market Fund,
                                                              Intermediate Government Income Fund, High Quality
                                                              Bond Fund, Tax-Exempt Bond Fund, Connecticut
                                                              Municipal Bond Fund, Massachusetts Municipal Bond
                                                              Fund, New Jersey Municipal Bond Fund, New York
                                                              Municipal Bond Fund and Rhode Island Municipal
                                                              Bond Fund will vote separately on a Fund-by-Fund
                                                              basis. All classes of shares of the same Fund will
                                                              vote together.

     (c)  limitation on purchasing securities on margin,      The shareholders of each Fund will vote separately
          short sales and short positions;                    on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

     (d)  limitation on put, call, straddle and spread        The shareholders of each Fund, except the
          transactions;                                       Connecticut Municipal Money Market Fund,
                                                              Massachusetts Municipal Money Market Fund, Growth
                                                              and Income Fund and Small Cap Value Fund (which
                                                              will not vote), will vote separately on a
                                                              Fund-by-Fund basis. All classes of shares of the
                                                              same Fund will vote together.

     (e)  limitation on investing in companies for the        The shareholders of each Fund, except the
          purpose of exercising management or control; and    Connecticut Municipal Money Market Fund,
                                                              Massachusetts Municipal Money Market Fund, Growth
                                                              and Income Fund and Small Cap Value Fund (which
                                                              will not vote), will vote separately on a
                                                              Fund-by-Fund basis. All classes of shares of the
                                                              same Fund will vote together.

     (f)  limitation on purchasing securities of other        The shareholders of each Fund, except the
          investment companies.                               Connecticut Municipal Money Market Fund,
                                                              Massachusetts Municipal Money Market Fund, Growth
                                                              and Income Fund and Small Cap Value Fund (which
                                                              will not vote), will vote separately on a
                                                              Fund-by-Fund basis. All classes of shares of the
                                                              same Fund will vote together.

                          PROPOSAL                                          SHAREHOLDERS SOLICITED
                          --------                                          ----------------------
4.   To approve or disapprove a change in the following
     fundamental investment limitations to make all such
     limitations non-fundamental:

     (a)  limitation on investments in U.S. Government        The shareholders of the Government Money Market
          obligations;                                        Fund will vote separately. All classes of shares
                                                              of the Fund will vote together.

     (b)  limitation on remaining maturity of portfolio       The shareholders of the Institutional Government
          securities; and                                     Money Market Fund will vote separately.

     (c)  limitation on issuer concentration.                 The shareholders of each of the Connecticut
                                                              Municipal Money Market Fund, Massachusetts
                                                              Municipal Money Market Fund, Connecticut Municipal
                                                              Bond Fund, Massachusetts Municipal Bond Fund, New
                                                              Jersey Municipal Bond Fund, New York Municipal
                                                              Bond Fund and Rhode Island Municipal Bond Fund
                                                              will vote separately on a Fund-by-Fund basis. All
                                                              classes of shares of the same Fund will vote
                                                              together.

5. To approve or disapprove the elimination of the following fundamental investment limitations:

     (a)  limitation on investment in money market            The shareholders of the Money Market Fund will
          instruments;                                        vote separately. All classes of shares of the Fund
                                                              will vote together.

     (b)  limitation on investment in securities of           The shareholders of each of the Tax-Exempt Money
          unseasoned issuers; and                             Market Fund, Tax-Exempt Bond Fund, Connecticut
                                                              Municipal Bond Fund, Massachusetts Municipal Bond
                                                              Fund, New Jersey Municipal Bond Fund, New York
                                                              Municipal Bond Fund and Rhode Island Municipal
                                                              Bond Fund will vote separately on a Fund-by Fund
                                                              basis. All classes of shares of the same Fund will
                                                              vote together.

     (c)  limitation on investment in restricted securities.  The shareholders of each of the Connecticut
                                                              Municipal Money Market Fund and Massachusetts
                                                              Municipal Money Market Fund will vote separately
                                                              on a Fund-by-Fund basis. All classes of shares of
                                                              the same Fund will vote together.

    A Proxy Card is enclosed with respect to the shares you own in each of the Funds. If the Proxy Card is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy Card and mail it in the enclosed reply envelope. You may also vote by touchtone telephone or via the Internet by following the instructions on your Proxy Card(s).

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1
             APPROVAL OF NEW DISTRIBUTION PLAN FOR RETAIL A SHARES

    At the Meeting, holders of Retail A Shares of Galaxy's Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund will be asked to approve a proposed new Distribution Plan (the "Proposed Distribution Plan") (adopted pursuant to Section 12(b) of the Investment Company Act of 1940, as amended, (the "1940 Act") and Rule 12b-1 promulgated thereunder) with respect to Retail A Shares of each such Fund.
Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Board of Trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Proposed Distribution Plan (the "Disinterested Trustees"), unanimously approved the Proposed Distribution Plan on December 14, 2000, subject to the approval of the holders of Retail A Shares of the Funds. THE PURPOSE OF THE PROPOSED DISTRIBUTION PLAN IS TO PERMIT
RETAIL A SHARES OF EACH FUND TO FINANCE THE DISTRIBUTION OF RETAIL A SHARES OF SUCH FUND. THE PROPOSED DISTRIBUTION PLAN IS INTENDED TO REPLACE GALAXY'S EXISTING NON-RULE 12b-1 SHAREHOLDER SERVICES PLAN (THE "EXISTING SERVICES PLAN") WITH RESPECT TO RETAIL A SHARES OF EACH FUND.

    A copy of the Proposed Distribution Plan is attached hereto as Appendix A. The description of the Proposed Distribution Plan is qualified in its entirety by Appendix A.

DESCRIPTION OF THE PROPOSED DISTRIBUTION PLAN

    Under the Proposed Distribution Plan, each of the above-named Funds may pay Galaxy's distributor, PFPC Distributors, Inc. (the "Distributor"), or any other person a fee, accrued daily and paid monthly, at the annual rate of up to 0.50% of the average daily net assets attributable to such Fund's Retail A Shares (the "Distribution Fee") in consideration for distribution services and the assumption of related expenses (including the payment of commissions and transaction fees) in conjunction with the offering and sale of Retail A Shares of the Funds. Payments to the Distributor shall be used by the Distributor to cover expenses and activities primarily intended to result in the sale of Retail A Shares. Such expenses and activities may include but are not limited to: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Retail A Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (iii) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Retail A Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or shareholder of record; (v) the direct or indirect cost of financing the payments or expenses included in (i) and
(iv) above; or (vi) such other services as may be construed by any court or governmental agency or commission, including the Securities and Exchange Commission (the "Commission"), to constitute distribution services under the 1940 Act or the rules and regulations thereunder. Because the Distribution Fee is paid out of a Fund's assets continuously, over time holders of Retail A Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD") for investment companies without Rule 12b-1 fees.

    The Distribution Fee paid by each Fund is to compensate the Distributor for the services and reimburse it for the payments to Distribution Organizations described above, irrespective of whether such Distribution Fee exceeds the amounts paid or payable by the Distributor to Distribution Organizations. Distribution Organizations may include affiliates of the Funds' investment adviser, Fleet Investment Advisors Inc. (the "Adviser"). The monthly payments to the Distributor under the Proposed Distribution Plan must be for distribution services rendered for or on behalf of the holders of such Fund's Retail A Shares. Pursuant to the Proposed Distribution Plan, the Board of Trustees is required to review, at least quarterly, a written report prepared by the Distributor describing the amounts expended under the Proposed Distribution Plan and the purposes for which such expenditures were made.

    The Proposed Distribution Plan provides that it may not be amended to increase materially the costs which the Retail A Shares of a Fund may bear without shareholder approval and that any material amendments of the Proposed Distribution Plan must be approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees, by vote cast in person at a meeting called for the purpose of considering such amendments.

    Under its terms, the Proposed Distribution Plan will become effective as to a Fund's Retail A Shares upon approval by the holders of Retail A Shares of the Fund. However, if approved by shareholders, Galaxy does not intend to implement the Proposed Distribution Plan with respect to Retail A Shares of the Funds until July 1, 2001. In addition, Galaxy intends to limit the Distribution Fees payable under the Proposed Distribution Plan during the current fiscal year to an annual fee of not more than (i) 0.10% of the average daily net assets attributable to Retail A Shares of each of the Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, "Money Market Funds"), (ii) 0.15% of the average daily net assets attributable to Retail A Shares of each of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund (collectively, "Bond Funds"), and (iii) 0.25% of the average daily net assets attributable to Retail A Shares of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund (collectively, "Equity Funds").

    Unless sooner terminated in accordance with its terms, the Proposed Distribution Plan will continue until December 14, 2001 and thereafter for so long as its continuance is specifically approved at least annually by vote of
(i) a majority of the Board of Trustees, including (ii) a majority of the Disinterested Trustees cast in person at a meeting called for such purpose. The Proposed Distribution Plan may be terminated with respect to a Fund without penalty at any time by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding Retail A Shares of the Fund.

EXISTING SERVICES PLAN

    The Existing Services Plan was adopted by Galaxy's Board of Trustees on October 11, 1989 with respect to both Retail A Shares and Trust Shares of the Funds. To date, however, the Existing Services Plan has been implemented only with respect to Retail A Shares of the Funds. The Existing Services Plan as it relates to Retail A Shares of a particular Fund will terminate as of the close of business on the day immediately preceding the day on which the Proposed Distribution Plan is implemented with respect to Retail A Shares of that Fund. The continuation of the Existing Services Plan for an additional period of twelve months commencing June 1, 2000 had been approved by Galaxy's Board of Trustees, including a majority of the Disinterested Trustees, by vote cast in person at a meeting held on May 25, 2000 and called for the purpose of voting on such continuation. It is expected that Galaxy's Board of Trustees, including a majority of the Disinterested Trustees, will approve the continuation of the Existing Services Plan for an additional period of twelve months commencing June 1, 2001 at a meeting to be held on May 31, 2001. At its meeting held on December 14, 2000, Galaxy's Board of Trustees, including a majority of the Disinterested Trustees, voted to terminate the Existing Services Plan with respect to Retail A Shares upon implementation of the Proposed Distribution Plan. The Existing Services Plan will remain in effect with respect to Trust Shares of the Funds, although Galaxy has no current plans to implement the Existing Services Plan with respect to Trust Shares.

    Under the Existing Services Plan, Galaxy is authorized to enter into written agreements ("Agreements") with securities dealers, financial institutions and other industry professionals ("Shareholder Organizations") which are shareholders or dealers of record or which have a servicing relationship with the beneficial owners of Retail A Shares of the Funds. Pursuant to these Agreements, Shareholder Organizations provide shareholder liaison and/or administrative support services to their customers who are the beneficial owners of Retail A Shares in consideration of a fee at an annual rate of up to .50% (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) of the net asset value of the Retail A Shares of the Funds beneficially owned by such customers. Any bank, trust company, thrift institution or broker-dealer is eligible to become a Service Organization and receive fees pursuant to the Existing Services Plan. Accordingly, the Adviser and its affiliates are entitled to receive fees under the Existing Services Plan.

    Galaxy is currently limiting the fees payable to Shareholder Organizations under the Existing Services Plan for shareholder liaison and/or administrative support services to an aggregate annual fee of not more than (i) 0.10% of the net asset value of the Retail A Shares of each of the Money Market Funds beneficially owned by customers of Shareholder Organizations, (ii) 0.15% of the net asset value of the Retail A Shares of each of the Bond Funds beneficially owned by customers of Shareholder Organizations, and (iii) 0.30% of the net asset value of the Retail A Shares of each of the Equity Funds beneficially owned by customers of Shareholder Organizations. For the fiscal year ended October 31, 2000, pursuant to the Existing Services Plan, Galaxy paid fees (after fee waivers and expense reimbursements) with respect to Retail A Shares of the Funds as set forth below:

                                                                               AGGREGATE FEES
                                                                                 PAID AS A
                                                                               PERCENTAGE OF
                                                              AGGREGATE FEES    AVERAGE NET
FUND                                                               PAID            ASSETS
----                                                          --------------   --------------
Money Market Fund...........................................    $2,471,865          0.09%
Government Money Market Fund................................    $  336,331          0.10%
U.S. Treasury Money Market Fund.............................    $  553,468          0.10%
Tax-Exempt Money Market Fund................................    $  179,525          0.10%
Connecticut Municipal Money Market Fund.....................    $  223,979          0.09%
Massachusetts Municipal Money Market Fund...................    $  260,134          0.09%
Short-Term Bond Fund........................................    $   30,165          0.14%
Intermediate Government Income Fund.........................    $   66,775          0.13%
High Quality Bond Fund......................................    $   50,755          0.14%
Tax-Exempt Bond Fund........................................    $   31,350          0.14%
Intermediate Tax-Exempt Bond Fund...........................    $        0             0%
Connecticut Municipal Bond Fund.............................    $   36,001          0.15%
Connecticut Intermediate Municipal Bond Fund................    $        7          0.06%
Massachusetts Municipal Bond Fund...........................    $   46,003          0.13%
Massachusetts Intermediate Municipal Bond Fund..............    $      317          0.11%
New Jersey Municipal Bond Fund..............................    $    1,054          0.10%
New York Municipal Bond Fund................................    $   51,887          0.13%
Rhode Island Municipal Bond Fund............................    $        0             0%
Asset Allocation Fund.......................................    $1,065,746          0.28%
Equity Income Fund..........................................    $  554,530          0.28%
Growth and Income Fund......................................    $  433,882          0.19%
Strategic Equity Fund.......................................    $    7,320          0.09%
Equity Value Fund...........................................    $  688,251          0.28%
Equity Growth Fund..........................................    $1,446,176          0.27%
Growth Fund II..............................................    $      873          0.12%
Small Cap Value Fund........................................    $  151,247          0.18%
Small Company Equity Fund...................................    $  316,162          0.25%
International Equity Fund...................................    $  281,596          0.25%

    All of the fees indicated in the preceding table were paid to affiliates of the Adviser.

    The Proposed Distribution Plan differs from the Existing Services Plan in certain significant respects. In particular, the Proposed Distribution Plan provides for payments for distribution expenses in connection with the sale of Retail A Shares while the Existing Services Plan provides only for payments for shareholder liaison and/or administrative support services for customers of Shareholder Organizations who beneficially own Retail A Shares of the Funds. Payments under the Proposed Distribution Plan are made to the Distributor as compensation for services and as reimbursement for payments made to Distribution Organizations whereas payments under the Existing Services Plan are made directly by Galaxy to Shareholder Organizations.

BACKGROUND AND BOARD CONSIDERATION

    In recent months, the Adviser's parent corporation, FleetBoston Financial Corporation ("Fleet"), has reported to Galaxy's Board of Trustees on proposed changes in the distribution strategy for Galaxy, including Retail A Shares of the Funds. Fleet notified the Board of its intention to consolidate all of its internal brokerage operations under Quick & Reilly, Inc. ("Quick & Reilly"), a stand-alone broker-dealer firm owned by Fleet. The consolidation would include the transfer of all registered representatives of Fleet's bank-based brokerage operations to Quick & Reilly. Fleet completed this consolidation in September of 2000.

    In connection with this change, Fleet advised the Board of a shift in its distribution focus toward more traditional broker-dealer firms, such as Quick & Reilly and other unaffiliated firms. Fleet noted that the broker-dealer community historically has expressed a general reluctance to sell shares of mutual funds that are not priced in such a way as to provide both competitive sales charges and ongoing compensation for distribution services which are intended to result in the sale of additional shares. Fleet also addressed the importance of an extended performance track record to successful sales efforts, which favor classes of shares with a longer operating history rather than newly created classes designed to meet distribution needs. In light of these factors, Fleet believed that failure to revise Galaxy's distribution practices to include competitive sales charges and a Rule 12b-1 Plan with respect to the Funds' Retail A Shares would make it increasingly difficult to maintain or increase sales.

    At meetings held on November 30, 2000 and December 14, 2000, the Board of Trustees considered a series of proposals intended to respond to this change in Fleet's distribution strategy with respect to Retail A Shares. These proposals included (i) an increase in the front-end sales charges on purchases of Retail A Shares of the Bond Funds and Equity Funds (there are no front-end sales charges on purchases of Retail A Shares of the Money Market Funds) in order to bring the sales charge structure for Retail A Shares in line with competing mutual fund complexes and to provide broker-dealers with an incentive to sell Retail A Shares, (ii) the elimination of front-end sales charge waivers with respect to Retail A Shares of the Bond Funds and Equity Funds for certain categories of investors because of the move to the more traditional broker-dealer distribution environment, and (iii) the adoption of the Proposed Distribution Plan with respect to Retail A Shares that would enable Galaxy to finance certain activities related to the Distribution of Retail A Shares. As to the Proposed Distribution Plan, Fleet believed that continuing payments to broker-dealers should enable Galaxy to hold redemptions of Retail A Shares to acceptable levels by compensating broker-dealers for ongoing services and by presenting broker-dealers with a financial incentive to encourage investors to retain their Retail A Shares.

    At the meeting held on December 14, 2000, Galaxy's Board of Trustees approved the increase in the front-end sales charges on purchases of Retail A Shares of the Bond and Equity Funds and approved the elimination of the front-end sales load waivers as described above, in each case effective as of January 1, 2001. At the same meeting, the trustees, including a majority of the Disinterested Trustees, also approved the Proposed Distribution Plan and authorized that it be submitted to the holders of Retail A Shares of the Funds for approval at the Meeting.

    In connection with their deliberations, the trustees were furnished with copies of the Proposed Distribution Plan and related materials, including information from Fleet which outlined the reasons for adopting the Proposed Distribution Plan. The trustees noted that the maximum fee payable by the Funds pursuant to the Proposed Distribution Plan was the same as the maximum fee payable pursuant to the Existing Services Plan and that Galaxy intended to limit the fees payable under the Proposed Distribution Plan to the same (or lower) annual rates currently payable under the Existing Services Plan. The trustees also were furnished with information from Fleet concerning the effect of the implementation of the Proposed Distribution Plan on the expenses for Retail A Shares of the Funds, noting that the fees to be paid by Retail A Shares of the Funds pursuant to the Proposed Distribution Plan would not increase the total expense ratios for Retail A Shares of the Funds after fee waivers. The trustees were provided with information concerning other mutual funds which included 12b-1 plans in their pricing structure. Counsel provided the trustees with a summary of the provisions of the Proposed Distribution Plan as well as information concerning the legal and regulatory considerations relevant to the adoption of the Proposed Distribution Plan.

    In approving the Proposed Distribution Plan, the trustees unanimously determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the material requested and evaluated by them, the Proposed Distribution Plan is reasonably likely to benefit the Funds and the holders of Retail A Shares. The Board of Trustees considered various factors, including: (i) the nature of the problems or circumstances which purportedly make implementation of the Proposed Distribution Plan necessary or desirable, and the causes of such problems and circumstances; (ii) the way in which the Proposed Distribution Plan addresses these circumstances and how the Proposed Distribution Plan is expected to resolve or alleviate such circumstances, including the nature and approximate amount of the expenditures under the Proposed Distribution Plan and the relationship of such expenditures to the overall cost structure of Galaxy and the nature of the anticipated benefits to Galaxy and the time it will take for those benefits to be achieved; (iii) the possible benefits of the Proposed Distribution Plan to any other person relative to those expected to inure to Galaxy; (iv) the effect of the Proposed Distribution Plan on existing shareholders; (v) the adoption of increased front-end sales charges for the Bond Funds and Equity Funds as a corollary to the Proposed Distribution Plan; (vi) the investment and sales history of Retail A Shares of the Funds; and (vii) whether payments under the Proposed Distribution Plan, together with any front-end sales loads, will result in shareholders paying directly or indirectly more for sales or promotional services than the maximum sales charge permitted under the rules of the NASD. The Board questioned representatives of Fleet as to why they believed adoption of the Proposed Distribution Plan in conjunction with an increase in front-end sales loads could be expected to maintain or stimulate sales of Retail A Shares of the Funds, thereby assisting the Funds by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions. The Board of Trustees also recognized that the Board and, in particular, the Disinterested Trustees, would review on a quarterly basis the nature, manner and amount of expenditures under the Proposed Distribution Plan, and would be able to terminate the Plan, and thereby end all obligations of the Funds to make payments thereunder, at any time.

    The Board of Trustees believed that the Proposed Distribution Plan would benefit each Fund and the holders of its Retail A Shares since the Proposed Distribution Plan would allow the Fund to be competitively priced, thereby discouraging broker-dealers from reducing or discontinuing their sales of Retail A Shares. Such competitive pricing should also assist the Funds in continuing to maintain net sales and thereby allow efficiencies in portfolio management. Net cash outflow increases the likelihood of having to dispose of portfolio securities for other than investment purposes, while net cash inflow minimizes the need to sell portfolio securities to meet redemptions when investment considerations would indicate that they continue to be held. This may reduce the impact of changes in daily liquidity requirements and may reduce the need to dispose of present holdings when restructuring a Fund's portfolio.

    The Board of Trustees recognized that benefits may be realized by Fleet, the Adviser, the Distributor, their respective affiliates and each Distribution Organization as a result of the implementation of the Proposed Distribution Plan and/or the increase in front-end sales charges on purchases of Retail A Shares. If a Fund's net assets increase as a result of implementation of the Proposed Distribution Plan or for other reasons, fees payable to the Adviser and to PFPC Inc., Galaxy's administrator and an affiliate of the Distributor, would increase because such fees are calculated as a percentage of such Fund's net assets. Distribution Organizations, which may include affiliates of the Adviser, would benefit since they would receive payments from the Distributor for distribution assistance pursuant to the Proposed Distribution Plan. The Distributor and affiliates of the Adviser may also receive a portion of the front-end sales charges payable on purchases of Retail A Shares.

    The following tables are intended to demonstrate the expected effect of implementation of the Proposed Distribution Plan on the fees and expenses for Retail A Shares of each Fund (as a percentage of average net assets). The tables indicate (i) the current fees and expenses of each Fund's Retail A Shares, and
(ii) the projected fees and expenses of each Fund's Retail A Shares upon implementation of the Proposed Distribution Plan. Except as otherwise noted, any fee waivers and expense reimbursements indicated in the following tables are voluntary and may be revised or discontinued at any time.

                             COMPARATIVE FEE TABLES
                      MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.40%          0.40%
  Distribution (12b-1) Fees(2)..............................    None             0.10%
  Other Expenses............................................      0.29%          0.19%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      0.69%          0.69%
                                                                  =====          =====

------------------------

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.36%
        Projected Fees and Expenses........................    0.36%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.65%
        Projected Fees and Expenses........................    0.65%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................      $ 70            $ 70
3 years.....................................................      $221            $221
5 years.....................................................      $384            $384
10 years....................................................      $859            $859

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                GOVERNMENT MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.40%          0.40%
  Distribution (12b-1) Fees(2)..............................    None             0.10%
  Other Expenses............................................      0.29%          0.19%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      0.69%          0.69%
                                                                  =====          =====

------------------------
(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.39%
        Projected Fees and Expenses........................    0.39%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.68%
        Projected Fees and Expenses........................    0.68%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year                                                            $ 70            $ 70
3 years.....................................................      $221            $221
5 years.....................................................      $384            $384
10 years....................................................      $859            $859

------------------------
* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

              U. S. TREASURY MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.38%          0.38%
  Distribution (12b-1) Fees(1)..............................    None             0.10%
  Other Expenses............................................      0.27%          0.17%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      0.65%          0.65%
                                                                  =====          =====

------------------------

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................      $ 66            $ 66
3 years.....................................................      $208            $208
5 years.....................................................      $362            $362
10 years....................................................      $810            $810

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                TAX-EXEMPT MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.40%          0.40%
  Distribution (12b-1) Fees(2)..............................    None             0.10%
  Other Expenses............................................      0.24%          0.14%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      0.64%          0.64%
                                                                  =====          =====

------------------------

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.37%
        Projected Fees and Expenses........................    0.37%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.61%
        Projected Fees and Expenses........................    0.61%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................      $ 65            $ 65
3 years.....................................................      $205            $205
5 years.....................................................      $357            $357
10 years....................................................      $798            $798

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

           CONNECTICUT MUNICIPAL MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.40%          0.40%
  Distribution (12b-1) Fees(1)..............................    None             0.10%
  Other Expenses............................................      0.24%          0.14%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      0.64%          0.64%
                                                                  =====          =====

------------------------

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................      $ 65            $ 65
3 years.....................................................      $205            $205
5 years.....................................................      $357            $357
10 years....................................................      $798            $798

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

          MASSACHUSETTS MUNICIPAL MONEY MARKET FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................    None           None
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)................    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.40%          0.40%
  Distribution (12b-1) Fees(1)..............................    None             0.10%
  Other Expenses............................................      0.23%          0.13%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      0.63%          0.63%
                                                                  =====          =====

------------------------

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.10% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................      $ 64            $ 64
3 years.....................................................      $202            $202
5 years.....................................................      $351            $351
10 years....................................................      $786            $786

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                    SHORT-TERM BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.54%          0.39%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.29%          1.29%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.50%
        Projected Fees and Expenses........................    0.50%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    1.04%
        Projected Fees and Expenses........................    1.04%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  600          $  600
3 years.....................................................     $  865          $  865
5 years.....................................................     $1,149          $1,149
10 years....................................................     $1,958          $1,958

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

             INTERMEDIATE GOVERNMENT INCOME FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.43%          0.28%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.18%          1.18%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.55%
        Projected Fees and Expenses........................    0.55%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.98%
        Projected Fees and Expenses........................    0.98%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  590          $  590
3 years.....................................................     $  832          $  832
5 years.....................................................     $1,093          $1,093
10 years....................................................     $1,839          $1,839

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                   HIGH QUALITY BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.48%          0.33%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.23%          1.23%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.55%
        Projected Fees and Expenses........................    0.55%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    1.03%
        Projected Fees and Expenses........................    1.03%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  594          $  594
3 years.....................................................     $  847          $  847
5 years.....................................................     $1,119          $1,119
10 years....................................................     $1,893          $1,893

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                    TAX-EXEMPT BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.35%          0.20%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.10%          1.10%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.55%
        Projected Fees and Expenses........................    0.55%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.90%
        Projected Fees and Expenses........................    0.90%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  582          $  582
3 years.....................................................     $  808          $  808
5 years.....................................................     $1,052          $1,052
10 years....................................................     $1,752          $1,752

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

              INTERMEDIATE TAX-EXEMPT BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fee(2)...............................    None             0.15%
  Other Expenses (before waivers)(3)........................      0.94%          0.79%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(4)...........      1.69%          1.69%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.63%
        Projected Fees and Expenses........................    0.63%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year. Affiliates of the Adviser will waive all fees payable under the Proposed Distribution Plan so that Distribution (12b-1) Fees are expected to be 0.00%.

(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees currently payable by Retail A Shares and the Fund's transfer agent is waiving a portion of its fees. As a result, Other Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.30%
        Projected Fees and Expenses........................    0.30%

(4) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.93%
        Projected Fees and Expenses........................    0.93%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  639          $  639
3 years.....................................................     $  982          $  982
5 years.....................................................     $1,349          $1,349
10 years....................................................     $2,378          $2,378

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

               CONNECTICUT MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.50%          0.35%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.25%          1.25%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.40%
        Projected Fees and Expenses........................    0.40%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.90%
        Projected Fees and Expenses........................    0.90%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  596          $  596
3 years.....................................................     $  853          $  853
5 years.....................................................     $1,129          $1,129
10 years....................................................     $1,915          $1,915

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

        CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses (before waivers)(3)........................      0.62%          0.47%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(4)...........      1.37%          1.37%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.63%
        Projected Fees and Expenses........................    0.63%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year. Affiliates of the Adviser will waive all fees payable under the Proposed Distribution Plan so that Distribution (12b-1) Fees are expected to be 0.00%.

(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees currently payable by Retail A Shares and the Fund's transfer agent is waiving a portion of its fees. As a result, Other Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.32%
        Projected Fees and Expenses........................    0.32%

(4) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.95%
        Projected Fees and Expenses........................    0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  608          $  608
3 years.....................................................     $  888          $  888
5 years.....................................................     $1,189          $1,189
10 years....................................................     $2,043          $2,043

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

              MASSACHUSETTS MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.40%          0.25%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.15%          1.15%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.45%
        Projected Fees and Expenses........................    0.45%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.85%
        Projected Fees and Expenses........................    0.85%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  587          $  587
3 years.....................................................     $  823          $  823
5 years.....................................................     $1,078          $1,078
10 years....................................................     $1,806          $1,806

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

       MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses (before waivers)(3)........................      0.34%          0.19%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(4)...........      1.09%          1.09%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.63%
        Projected Fees and Expenses........................    0.63%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year. Affiliates of the Adviser will waive a portion of the fees payable under the Proposed Distribution Plan so that Distribution (12b-1) Fees are expected to be 0.13%.

(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees currently payable by Retail A Shares. As a result, Other Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.32%
        Projected Fees and Expenses........................    0.19%

(4) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.95%
        Projected Fees and Expenses........................    0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  581          $  581
3 years.....................................................     $  805          $  805
5 years.....................................................     $1,047          $1,047
10 years....................................................     $1,741          $1,741

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

               NEW JERSEY MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses (before reimbursements)(3).................      1.27%          1.12%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS AND
  REIMBURSEMENTS)(4)........................................      2.02%          2.02%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.25%
        Projected Fees and Expenses........................    0.25%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) The Fund's administrator is reimbursing the Fund for certain expenses. As a result, Other Expenses (after reimbursements) would be:

        Current Fees and Expenses..........................    0.86%
        Projected Fees and Expenses........................    0.71%

(4) Total Fund Operating Expenses (after waivers and reimbursements) would be:

        Current Fees and Expenses..........................    1.11%
        Projected Fees and Expenses........................    1.11%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  670          $  670
3 years.....................................................     $1,078          $1,078
5 years.....................................................     $1,511          $1,511
10 years....................................................     $2,712          $2,712

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                NEW YORK MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses (before waivers)(3)........................      0.42%          0.27%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(4)...........      1.17%          1.17%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.55%
        Projected Fees and Expenses........................    0.55%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year. Affiliates of the Adviser will waive a portion of the fees payable under the Proposed Distribution Plan so that Distribution (12b-1) Fees are expected to be 0.13%.

(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees currently payable by Retail A Shares. As a result, Other Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.40%
        Projected Fees and Expenses........................    0.27%

(4) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.95%
        Projected Fees and Expenses........................    0.95%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  589          $  589
3 years.....................................................     $  829          $  829
5 years.....................................................     $1,088          $1,088
10 years....................................................     $1,828          $1,828

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

              RHODE ISLAND MUNICIPAL BOND FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      4.75%          4.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.15%
  Other Expenses............................................      0.31%          0.16%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.06%          1.06%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.50%
        Projected Fees and Expenses........................    0.50%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.15% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.81%
        Projected Fees and Expenses........................    0.81%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  578          $  578
3 years.....................................................     $  796          $  796
5 years.....................................................     $1,032          $1,032
10 years....................................................     $1,708          $1,708

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                    ASSET ALLOCATION FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.54%          0.24%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(2)...........      1.29%          1.24%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  699          $  694
3 years.....................................................     $  960          $  946
5 years.....................................................     $1,242          $1,217
10 years....................................................     $2,042          $1,989

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                     EQUITY INCOME FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.58%          0.28%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(2)...........      1.33%          1.28%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  703          $  698
3 years.....................................................     $  972          $  958
5 years.....................................................     $1,262          $1,237
10 years....................................................     $2,084          $2,031

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                   GROWTH AND INCOME FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.62%          0.32%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      1.37%          1.32%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  706          $  702
3 years.....................................................     $  984          $  969
5 years.....................................................     $1,282          $1,257
10 years....................................................     $2,127          $2,074

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                    STRATEGIC EQUITY FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.25%
  Other Expenses (before waivers)(3)........................      0.85%          0.55%
                                                                  -----          -----
TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(4)...........      1.60%          1.55%
                                                                  =====          =====

------------------------
* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.55%
        Projected Fees and Expenses........................    0.55%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year. Affiliates of the Adviser will waive a portion of the fees payable under the Proposed Distribution Plan so that Distribution (12b-1) Fees are expected to be 0.10%.

(3) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees currently payable by Retail A Shares. As a result, Other Expenses (after waivers) would be:

        Current Fees and Expenses..........................    0.65%
        Projected Fees and Expenses........................    0.55%

(4) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    1.20%
        Projected Fees and Expenses........................    1.20%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  728          $  724
3 years.....................................................     $1,051          $1,036
5 years.....................................................     $1,396          $1,371
10 years....................................................     $2,366          $2,314

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                      EQUITY VALUE FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.61%          0.31%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      1.36%          1.31%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  706          $  701
3 years.....................................................     $  981          $  966
5 years.....................................................     $1,277          $1,252
10 years....................................................     $2,116          $2,063

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                      EQUITY GROWTH FUND - RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.53%          0.23%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      1.28%          1.23%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  698          $  693
3 years.....................................................     $  958          $  943
5 years.....................................................     $1,237          $1,212
10 years....................................................     $2,031          $1,978

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                       GROWTH FUND II -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.75%          0.75%
  Distribution (12b-1) Fees(2)..............................    None             0.25%
  Other Expenses............................................      0.60%          0.30%
                                                                  -----          -----

  TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3).........      1.35%          1.30%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.64%
        Projected Fees and Expenses........................    0.64%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    1.24%
        Projected Fees and Expenses........................    1.19%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  705          $  700
3 years.....................................................     $  978          $  963
5 years.....................................................     $1,272          $1,247
10 years....................................................     $2,105          $2,053

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                    SMALL CAP VALUE FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.80%          0.50%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      1.55%          1.50%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  724          $  719
3 years.....................................................     $1,036          $1,022
5 years.....................................................     $1,371          $1,346
10 years....................................................     $2,314          $2,263

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                  SMALL COMPANY EQUITY FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees...........................................      0.75%          0.75%
  Distribution (12b-1) Fees(1)..............................    None             0.25%
  Other Expenses............................................      0.69%          0.39%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES...............................      1.44%          1.39%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  713          $  708
3 years.....................................................     $1,004          $  990
5 years.....................................................     $1,371          $1,292
10 years....................................................     $2,200          $2,148

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

                  INTERNATIONAL EQUITY FUND -- RETAIL A SHARES

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).....................      5.75%          5.75%
  Maximum Sales Load Imposed on Reinvested Dividends........    None           None
  Maximum Deferred Sales Load
    (as a percentage of redemption proceeds)*...............    None           None
  Redemption Fees...........................................    None           None
  Exchange Fee..............................................    None           None

ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(1).......................      0.87%          0.87%
  Distribution (12b-1) Fees(2)..............................    None             0.25%
  Other Expenses............................................      0.70%          0.40%
                                                                  -----          -----

TOTAL FUND OPERATING EXPENSES (BEFORE WAIVERS)(3)...........      1.57%          1.52%
                                                                  =====          =====

------------------------

* A contingent deferred sales charge of 1% may be charged on the sale of Retail A Shares within one year of purchase that were part of an investment of $1,000,000 or more.

(1) Management Fees (after waivers) would be:

        Current Fees and Expenses..........................    0.62%
        Projected Fees and Expenses........................    0.62%

(2) Upon implementation of the Proposed Distribution Plan, the Fund may pay Distribution (12b-1) Fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to no more than 0.25% during the current fiscal year.

(3) Total Fund Operating Expenses (after waivers) would be:

        Current Fees and Expenses..........................    1.32%
        Projected Fees and Expenses........................    1.27%

EXAMPLE:*

    You would pay the following expenses on a $10,000 investment, assuming
(1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                              CURRENT FEES   PROJECTED FEES
                                                              AND EXPENSES    AND EXPENSES
                                                              ------------   --------------
1 year......................................................     $  726          $  721
3 years                                                          $1,042          $1,028
5 years.....................................................     $1,381          $1,356
10 years....................................................     $2,335          $2,283

------------------------

* THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT. THIS EXAMPLE ASSUMES THAT ALL DIVIDENDS AND OTHER DISTRIBUTIONS ARE REINVESTED AND THAT AN INVESTOR SELLS ALL OF HIS OR HER SHARES AT THE END OF THE PERIODS SHOWN.

    The purpose of the above fee tables and examples is to assist shareholders in understanding the various costs and expenses of investing in Retail A Shares of the Funds. The above examples should not be considered a representation of past or future expenses for Retail A Shares of the Funds. Actual expenses may vary from year to year and may be higher or lower than those shown.

    The Board of Trustees realized that there is no assurance that the amounts expended to finance the distribution of Retail A Shares of the Funds will have the anticipated results. The trustees determined, however, that there was a reasonable likelihood that the benefits described above will result and that they will be in a position to monitor the expenses of Retail A Shares of the Funds.

    At a meeting held on March 1, 2001, the Board of Trustees of Galaxy also approved the Proposed Distribution Plan for three new portfolios of Galaxy which are currently being organized.

REQUIRED VOTE

    The approval of the Proposed Distribution Plan requires the affirmative vote of a "majority of the outstanding Retail A Shares" of each Fund to which it would apply (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Retail A Shares of each Fund present at the Meeting if the holders of more than 50% of the outstanding Retail A Shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding Retail A Shares of such Fund. The holders of Retail A Shares of each Fund will vote separately on a Fund-by-Fund basis on Proposal 1. For more information, see "Voting Information" below.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees recommends that the holders of Retail A Shares of each Fund vote "FOR" approval of the Proposed Distribution Plan.

                               PROPOSALS 2(a)-(g)
           APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS

    Certain investment limitations of the Funds are matters of fundamental policy and may not be changed with respect to a particular Fund without the approval of its shareholders. Many fundamental investment limitations with respect to particular matters differ from one Fund to the next. The Adviser has recommended to the Board of Trustees that the Funds' fundamental investment limitations relating to (i) borrowing, pledging and issuance of senior securities, (ii) issuer concentration, (iii) industry concentration,
(iv) lending, (v) underwriting of securities, (vi) real estate transactions, and
(vii) commodity transactions, be amended to make them as uniform as possible among the Funds.

    Approval of Proposals 2(a)-(g) would provide for as uniform as possible a set of fundamental investment limitations that would apply to the Funds. The proposed changes also would (i) provide for the greatest flexibility of such limitations to the extent permitted by law so as not to disadvantage the Funds by continuing to prohibit investment practices available to industry competitors and (ii) allow the Funds to respond more effectively to regulatory, industry and market developments. Adoption of the proposed changes are not expected to affect materially the operations of the Funds or to change materially the level of investment risk associated with an investment in any Fund. The Adviser has advised the Board of Trustees that it believes all of the proposed changes to be consistent with prudent investment management.

    Unlike the other Funds that have a single policy dealing with borrowing, pledging and issuance of senior securities, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, Growth and Income Fund, Growth Fund II and Small Cap Value Fund have separate fundamental limitations dealing with each of borrowing, pledging and/or issuance of senior securities. Approval of proposed changes to the fundamental investment limitations of these Funds with respect to borrowing (which changes include expanding the limitation to include pledging and issuance of senior securities) will be deemed approval to eliminate such Funds' separate policies on pledging and/or issuance of senior securities.

    Although the proposed changes to the Funds' limitations on commodity transactions would give each Fund the ability to engage in options and futures transactions to the extent consistent with its investment objectives and policies, the Adviser has advised the Board of Trustees that no changes are proposed to any Fund's policies on options and futures transactions as set forth in the Funds' current prospectus(es) and statements of additional information. The Adviser has also advised the Board that it intends to engage in options and futures transactions with respect to the Funds only for hedging purposes and will consult with the Board prior to engaging in options and futures transactions for any other purpose.

    The fundamental investment limitation on issuer concentration is applicable to those Funds that are classified as diversified funds under the 1940 Act. Because the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund are classified as non-diversified funds under the 1940 Act, these Funds will not vote on the proposed changes to this limitation. All Funds will vote on the proposed changes to each other fundamental investment limitation.

    Attached as Appendix B to this Proxy Statement is a chart which lists each Fund's current fundamental investment limitations and the proposed replacement limitations.

REQUIRED VOTE

    The approval of Proposals 2(a)-(g) for a particular Fund requires the affirmative vote of a "majority of the outstanding shares" of the Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis on Proposals 2(a)-(g). For more information, see "Voting Information" below.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees recommends that the shareholders of each Fund affected vote "FOR" approval of the proposed changes to the Funds' fundamental investment limitations as set forth in Proposals 2(a)-(g).

                               PROPOSALS 3(a)-(f)
                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                LIMITATIONS, INCLUDING A CHANGE MAKING ALL SUCH
                          LIMITATIONS NON-FUNDAMENTAL

    Proposals 3(a)-(f) would, upon the approval of shareholders, change certain fundamental investment limitations of the Funds, including a change making each such limitation non-fundamental. Unlike a fundamental investment limitation, a non-fundamental investment limitation may be changed by the Board of Trustees without the approval of shareholders. These proposals, if approved, would enable the Funds to avoid the expense and delay associated with a shareholder vote in the event that it is decided in the future that the investment limitations should be changed. Neither the 1940 Act nor state securities laws require any of these investment limitations to be fundamental.

    The proposed changes also would (i) provide for fairly uniform investment limitations for the Funds affected, (ii) provide for the greatest flexibility of such limitations to the extent permitted by law so as not to disadvantage the Funds by continuing to prohibit investment practices available to industry competitors, and (iii) allow the Funds to respond more effectively to regulatory, industry and market developments. Adoption of the proposed changes are not expected to affect materially the operations of the Funds or to change materially the level of investment risk associated with an investment in any Fund. The Adviser has advised the Board of Trustees that it believes all of the proposed changes to be consistent with prudent investment management.

    The proposed change to the investment limitation on illiquid securities will enable each Fund affected to invest in illiquid securities to the extent permitted by applicable law, currently up to 10% of net assets with respect to each of the Money Market Funds and up to 15% of net assets with respect to each of the Bond Funds and Equity Funds. Illiquid securities are by definition not readily marketable, so a Fund holding such securities may be unable to sell the securities in a timely manner or at favorable prices.

    The proposed change to the investment limitation on purchasing foreign securities will enable those Funds affected to purchase foreign securities to the extent consistent with their respective investment objectives and policies. In particular, foreign securities purchased by any of Galaxy's money market funds must meet all of the requirements of Rule 2a-7 under the 1940 Act, including a determination by the Adviser that such securities present minimal credit risks. Due to the increasing globalization of the economy and the preponderance of multi-national corporations, the Adviser believes that it is important for the Funds to be able to participate in the many attractive investment opportunities available in the foreign securities market so as not be at a competitive disadvantage.

    The proposed change to the investment limitation on purchasing securities of other investment companies will enable each Fund affected to invest in other investment companies to the extent permitted by applicable law. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

    Because of the lack of uniformity among the Funds' fundamental investment limitations, not every Fund will vote on each proposal to change each fundamental investment limitation. To the extent that a Fund is not subject to a certain fundamental investment limitation, it will not need to vote on a change to that particular limitation. A chart beginning on page 1 of this Proxy Statement summarizes which Funds will need to vote on a particular limitation. In addition, Appendix B to this Proxy Statement lists each Fund's current fundamental investment limitations and the proposed non-fundamental replacement limitations.

REQUIRED VOTE

    The approval of Proposals 2(a)-(g) for a particular Fund requires the affirmative vote of a "majority of the outstanding shares" of the Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person on by proxy or (b) more than 50% of the outstanding shares of such Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis on Proposals 3(a)-(g). For more information, see "Voting Information" below.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees recommends that the shareholders of each Fund affected vote "FOR" approval of the proposed changes to the Funds' fundamental investment limitations, including a change making all such limitations non-fundamental.

                               PROPOSALS 4(a)-(c)
             APPROVAL OF A CHANGE TO CERTAIN FUNDAMENTAL INVESTMENT
            LIMITATIONS TO MAKE ALL SUCH LIMITATIONS NON-FUNDAMENTAL

    Proposals 4(a)-(c) would, upon the approval of shareholders, change certain fundamental investment limitations of the Funds to non-fundamental investment limitations. As previously noted, unlike a fundamental investment limitation, a non-fundamental investment limitation may be changed by the Board of Trustees without the approval of shareholders. These proposals, if approved, would enable the Funds to avoid the expense and delay associated with a shareholder vote in the event that it is decided in the future that the investment limitations should be changed. Neither the 1940 Act nor state securities laws require any of these limitations to be fundamental.

    Except for their redesignation as non-fundamental limitations, no other changes are proposed to these investment limitations. The Adviser has advised the Board of Trustees that it believes that the proposed redesignation of these limitations as non-fundamental is consistent with prudent investment management.

    The limitation on issuer concentration with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Rhode Island Municipal Bond Fund is different from the limitation on issuer concentration for those Funds which are classified as diversified funds. As non-diversified funds, these Funds are not subject to the diversification requirements of the 1940 Act, but are subject to the diversification requirements of the Internal Revenue Code of 1986, as amended, which are not required to be a matter of fundamental policy for a Fund.

    Because of the lack of uniformity among the Funds' fundamental investment limitations, not every Fund will vote on each proposal to change each fundamental investment limitation. To the extent that a Fund is not subject to a certain fundamental investment limitation, it will not need to vote on a change to that particular limitation. A chart beginning on page 1 of this Proxy Statement summarizes which Funds will need to vote on a particular limitation. In addition, Appendix B to this Proxy Statement lists each Fund's current fundamental investment limitations and the proposed replacement limitations, if applicable, or any other proposed action to be taken with respect to such limitations.

REQUIRED VOTE

    The approval of Proposals 4(a)-(c) for a particular Fund requires the affirmative vote of a "majority of the outstanding shares" of the Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Shares of each Fund will be voted separately on a Fund-by-Fund basis on Proposals 4(a)-(c). For more information, see "Voting Information" below.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees recommends that the shareholders of each Fund affected vote "FOR" the proposed change to the Funds' fundamental investment limitations to make all such limitations non-fundamental.

                               PROPOSALS 5(a)-(c)
                 APPROVAL OF ELIMINATION OF CERTAIN FUNDAMENTAL
                             INVESTMENT LIMITATIONS

    Proposals 5(a)-(c) would, upon the approval of shareholders, eliminate certain fundamental investment limitations of the Funds. None of these limitations are required by the 1940 Act or state securities laws. The elimination of these limitations is not expected to affect materially the operation of the Funds or to change materially the level of risk associated with an investment in any Fund. In particular, the elimination of the fundamental investment limitation on investment in restricted securities with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund is not expected to increase the risk profile of the Funds since restricted securities are considered to be illiquid securities and would be covered by the Funds' policies on illiquid investments. The Adviser has advised the Board of Trustees that it believes the elimination of all of these limitations to be consistent with prudent investment management.

    Because of the lack of uniformity among the Funds' fundamental investment limitations, not every Fund will vote on each proposal to eliminate each fundamental investment limitation. To the extent that a Fund is not subject to a certain fundamental investment limitation, it will not need to vote on a particular limitation. A chart beginning on page 1 of this Proxy Statement summarizes which Funds will need to vote on a particular limitation. In addition, Appendix B to this Proxy Statement lists each Fund's current fundamental investment limitations and the proposed replacement limitations, if applicable, or any other action to be taken with respect to such limitations.

REQUIRED VOTE

    The approval of Proposals 5(a)-(c) for a particular Fund requires the affirmative vote of a "majority of the outstanding shares" of the Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Shares of each Fund will vote separately on a Fund-by-Fund basis on Proposals 5(a)-(c). For more information, see "Voting Information" below.

RECOMMENDATION OF THE BOARD OF TRUSTEES

    The Board of Trustees recommends that the shareholders of each Fund affected vote "FOR" the elimination of the Funds' fundamental limitations.

                               VOTING INFORMATION

    RECORD DATE. Only shareholders of record of the Funds at the close of business on March 26, 2001 will be entitled to vote at the Meeting. On that date, the outstanding shares were as follows:

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
MONEY MARKET FUND:
Class A -- (Retail A Shares)................................       3,399,230,749.682
Class A -- Special Series 1 (Trust Shares)..................       2,210,825,973.170
Class A -- Special Series 2 (Retail B Shares)...............           3,326,951.702
Class A -- Special Series 3 (BKB Shares)....................         115,637,563.193
                                                                   -----------------
    Total...................................................       5,729,021,237.747

GOVERNMENT MONEY MARKET FUND:
Class B -- (Retail A Shares)................................         352,605,316.790
Class B -- Special Series 1 (Trust Shares)..................         499,983,929.790
Class B -- Special Series 2 (BKB Shares)....................                       0
                                                                   -----------------
    Total...................................................         852,589,246.580

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
EQUITY VALUE FUND:
Class C -- (Trust Shares)...................................          11,120,061.138
Class C -- Special Series 1 (Retail A Shares)...............          15,504,124.668
Class C -- Special Series 2 (Retail B Shares)...............           2,169,755.849
Class C -- Special Series 3 (Prime A Shares)................                       0
Class C -- Special Series 4 (Prime B Shares)................                       0
                                                                   -----------------
    Total...................................................          28,793,941.655

INTERMEDIATE GOVERNMENT INCOME FUND:
Class D -- (Trust Shares)...................................          44,667,442.070
Class D -- Special Series 1 (Retail A Shares)...............           4,588,624.243
Class D -- Special Series 2 (Retail B Shares)...............             227,084.179
Class D -- Special Series 3 (Prime A Shares)................                       0
Class D -- Special Series 4 (Prime B Shares)................                       0
Class D -- Special Series 5 (BKB Shares)....................           1,192,069.013
                                                                   -----------------
    Total...................................................          50,675,219.505

TAX-EXEMPT MONEY MARKET FUND:
Class E -- (Retail A Shares)................................         191,351,973.204
Class E -- Special Series 1 (Trust Shares)..................       1,378,173,222.710
Class E -- Special Series 2 (BKB Shares)....................          73,892,363.590
                                                                   -----------------
    Total...................................................       1,643,417,559.504

U.S. TREASURY MONEY MARKET FUND:
Class F -- (Retail A Shares)................................         578,901,330.072
Class F -- Special Series 1 (Trust Shares)..................         746,113,412.330
Class F -- Special Series 2 (BKB Shares)....................         208,701,054.610
                                                                   -----------------
    Total...................................................       1,533,715,797.012

INTERNATIONAL EQUITY FUND:
Class G -- Series 1 (Trust Shares)..........................          49,635,288.883
Class G -- Series 2 (Retail A Shares).......................           5,546,462.869
Class G -- Series 3 (Retail B Shares).......................             497,917.683
Class G -- Series 4 (Prime A Shares)........................                 845.388
Class G -- Series 5 (Prime B Shares)........................              26,034.776
Class G -- Series 6 (BKB Shares)............................             840,018.849
                                                                   -----------------
    Total...................................................          56,546,568.448

EQUITY GROWTH FUND:
Class H -- Series 1 (Trust Shares)..........................          42,383,533.080
Class H -- Series 2 (Retail A Shares).......................          19,292,738.593
Class H -- Series 3 (Retail B Shares).......................           4,905,829.870
Class H -- Series 4 (Prime A Shares)........................              36,391.820
Class H -- Series 5 (Prime B Shares)........................              15,855.378
                                                                   -----------------
    Total...................................................          66,634,348.741

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
EQUITY INCOME FUND:
Class I -- Series 1 (Trust Shares)..........................           6,351,744.747
Class I -- Series 2 (Retail A Shares).......................          11,664,659.504
Class I -- Series 3 (Retail B Shares).......................             273,424.434
Class I -- Series 4 (Prime A Shares)........................                       0
Class I -- Series 5 (Prime B Shares)........................                       0
                                                                   -----------------
    Total...................................................          18,289,828.685

HIGH QUALITY BOND FUND:
Class J -- Series 1 (Trust Shares)..........................          55,904,301.998
Class J -- Series 2 (Retail A Shares).......................           3,231,406.986
Class J -- Series 3 (Retail B Shares).......................             619,775.715
Class J -- Series 4 (Prime A Shares)........................               3,311.140
Class J -- Series 5 ( Prime B Shares).......................              23,732.174
Class J -- Series 6 (BKB Shares)............................             706,075.478
                                                                   -----------------
    Total...................................................          60,488,603.491

SMALL COMPANY EQUITY FUND:
Class K -- Series 1 (Trust Shares)..........................          20,834,040.989
Class K -- Series 2 (Retail A Shares).......................           6,743,985.057
Class K -- Series 3 (Retail B Shares).......................           1,084,287.532
Class K -- Series 4 (Prime A Shares)........................                       0
Class K -- Series 5 (Prime B Shares)........................                       0
                                                                   -----------------
    Total...................................................          28,662,313.578

SHORT-TERM BOND FUND:
Class L -- Series 1 (Trust Shares)..........................           8,471,740.641
Class L -- Series 2 (Retail A Shares).......................           1,984,986.996
Class L -- Series 3 (Retail B Shares).......................             110,053.443
Class L -- Series 4 (Prime A Shares)........................                       0
Class L -- Series 5 (Prime B Shares)........................                       0
Class L -- Series 6 (BKB Shares)............................           1,807,016.075
                                                                   -----------------
    Total...................................................          12,373,797.155

TAX-EXEMPT BOND FUND:
Class M -- Series 1 (Trust Shares)..........................          16,567,276.836
Class M -- Series 2 (Retail A Shares).......................           1,830,387.916
Class M -- Series 3 (Retail B Shares).......................             336,297.827
Class M -- Series 4 (Prime A Shares)........................                       0
Class M -- Series 5 (Prime B Shares)........................                       0
                                                                   -----------------
    Total...................................................          18,733,962.579

ASSET ALLOCATION FUND:
Class N -- Series 1 (Trust Shares)..........................          15,623,243.669
Class N -- Series 2 (Retail A Shares).......................          19,621,582.596
Class N -- Series 3 (Retail B Shares).......................           6,023,492.193
Class N -- Series 4 (Prime A Shares)........................               5,072.017
Class N -- Series 5 (Prime B Shares)........................              29,324.225
Class N -- Series 6 (BKB Shares)............................           1,239,349.568
                                                                   -----------------
    Total...................................................          42,542,064.268

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
NEW YORK MUNICIPAL BOND FUND:
Class O -- Series 1 (Trust Shares)..........................           4,787,490.794
Class O -- Series 2 (Retail A Shares).......................           3,635,310.445
Class O -- Series 3 (Retail B Shares).......................                 176.367
                                                                   -----------------
    Total...................................................           8,422,977.606

CONNECTICUT MUNICIPAL BOND FUND:
Class P -- Series 1 (Trust Shares)..........................           2,478,577.021
Class P -- Series 2 (Retail A Shares).......................           2,570,735.413
Class P -- Series 3 (Retail B Shares).......................                 186.220
                                                                   -----------------
    Total...................................................           5,049,498.654

MASSACHUSETTS MUNICIPAL BOND FUND:
Class Q -- Series 1 (Trust Shares)..........................           5,247,919.560
Class Q -- Series 2 (Retail A Shares).......................           3,204,079.327
Class Q -- Series 3 (Retail B Shares).......................              23,136.122
                                                                   -----------------
    Total...................................................           8,475,135.009

RHODE ISLAND MUNICIPAL BOND FUND:
Class R -- Series 1 (Trust Shares)..........................           7,792,945.695
Class R -- Series 2 (Retail A Shares).......................           2,496,777.001
Class R -- Series 3 (BKB Shares)............................             838,991.254
Class R -- Series 4 (Retail B Shares).......................                 180.505
                                                                   -----------------
    Total...................................................          11,128,894.455

INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
Class S -- (Class I Shares).................................         297,697,549.010
CORPORATE BOND FUND:
Class T -- Series 1 (Trust Shares)..........................           9,700,135.346
Class T -- Series 2 (Retail A Shares).......................                       0
                                                                   -----------------
    Total...................................................           9,700,135.346

GROWTH AND INCOME FUND:
Class U -- Series 1 (Trust Shares)..........................          39,622,011.692
Class U -- Series 2 (Retail A Shares).......................          13,765,294.680
Class U -- Series 3 (Retail B Shares).......................           4,050,840.476
Class U -- Series 4 (Prime A Shares)........................              10,043.175
Class U -- Series 5 (Prime B Shares)........................               8,495.560
Class U -- Series 6 (BKB Shares)............................           8,526,150.327
                                                                   -----------------
    Total...................................................          65,982,835.910

CONNECTICUT MUNICIPAL MONEY MARKET FUND:
Class V -- (Retail A Shares)................................         298,635,749.180
Class V -- Special Series 1 (Prime Shares)..................                       0
                                                                   -----------------
    Total...................................................         298,635,749.180

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND:
Class W -- (Retail A Shares)................................         573,039,949.550
Class W -- Special Series 1 (Prime Shares)..................                       0
                                                                   -----------------
    Total...................................................         573,039,949.550

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
SMALL CAP VALUE FUND:
Class X -- Series 1 (Trust Shares)..........................          27,571,076.314
Class X -- Series 2 (Retail A Shares).......................           6,917,195.465
Class X -- Series 3 (Retail B Shares).......................             243,988.109
Class X -- Series 4 (Prime A Shares)........................              12,594.006
Class X -- Series 5 (Prime B Shares)........................              15,217.658
                                                                   -----------------
    Total...................................................          34,760,071.552

NEW JERSEY MUNICIPAL BOND FUND:
Class Y -- Series 1 (Trust Shares)..........................           1,054,895.187
Class Y -- Series 2 (Retail A Shares).......................             302,834.682
Class Y -- Series 3 (Retail B Shares).......................                 196.464
                                                                   -----------------
    Total...................................................           1,357,926.333

STRATEGIC EQUITY FUND:
Class AA -- Series 1 (Trust Shares).........................           9,745,743.318
Class AA -- Series 2 (Retail A Shares)......................             837,040.945
Class AA -- Series 3 (Retail B Shares)......................             159,526.714
Class AA -- Series 4 (Prime A Shares).......................                       0
Class AA -- Series 5 (Prime B Shares).......................                       0
                                                                   -----------------
    Total...................................................          10,742,310.977

INSTITUTIONAL MONEY MARKET FUND:
Class FF -- (Class I Shares)................................         508,856,627.380
Class FF -- Special Series 1 (Class II Shares)..............               2,000.000
Class FF -- Special Series 2 (Class III Shares).............               2,000.000
                                                                   -----------------
    Total...................................................         508,860,627.380

INSTITUTIONAL TREASURY MONEY MARKET FUND:
Class GG -- (Class I Shares)................................       4,531,610,459.034
Class GG -- Special Series 1 (Class II Shares)..............               2,000.000
Class GG -- Special Series 2 (Class III Shares).............               2,000.000
                                                                   -----------------
    Total...................................................       4,531,614,459.034

FLORIDA MUNICIPAL BOND FUND:
Class II -- (Trust Shares)..................................           6,051,839.448

INTERMEDIATE TAX-EXEMPT BOND FUND:
Class JJ -- Series 1 (Trust Shares).........................          25,752,368.967
Class JJ -- Series 2 (Retail A Shares)......................                 668.698
Class JJ -- Series 3 (BKB Shares)...........................           1,428,555.466
Class JJ -- Series 4 (Retail B Shares)......................                 194.553
                                                                   -----------------
    Total...................................................          27,181,787.684

CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND:
Class KK -- Series 1 (Trust Shares).........................          11,771,830.924
Class KK -- Series 2 (Retail A Shares)......................               6,445.684
Class KK -- Series 3 (BKB Shares)...........................           2,811,890.924
Class KK -- Series 4 (Retail B Shares)......................                 186.916
                                                                   -----------------
    Total...................................................          14,590,354.448

                 FUND AND CLASSES OF SHARES                   NUMBER OF SHARES OUTSTANDING
------------------------------------------------------------  ----------------------------
MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND:
Class LL -- Series 1 (Trust Shares).........................          18,136,300.904
Class LL -- Series 2 (Retail A Shares)......................             283,814.683
Class LL -- Series 3 (BKB Shares)...........................           5,089,222.919
Class LL -- Series 4 (Retail B Shares)......................               2,593.301
                                                                   -----------------
    Total...................................................          23,511,931.807

GROWTH FUND II:
Class MM -- Series 1 (Trust Shares).........................           6,963,459.107
Class MM -- Series 2 (Retail A Shares)......................             247,261.782
Class MM -- Series 3 (BKB Shares)...........................           4,215,891.025
Class MM -- Series 4 (Retail B Shares)......................              82,273.418
                                                                   -----------------
    Total...................................................          11,508,885.332

PAN ASIA FUND:
Class NN -- Series 1 (Trust Shares).........................             455,404.742
Class NN -- Series 2 (Retail A Shares)......................              19,967.620
Class NN -- Series 3 (Retail B Shares)......................               2,609.892
Class NN -- Series 4 (Prime A Shares).......................                 260.290
Class NN -- Series 5 (Prime B Shares).......................                 260.297
                                                                   -----------------
    Total...................................................             478,502.841

    QUORUM. A quorum is constituted with respect to a Fund, or a class of shares of a Fund, by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of each Fund or class entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" the proposals against any adjournment.

    At the record date for the Meeting, affiliates of the Adviser owned of record approximately 38.57%, 57.47%, 46.80%, 84.24%, 46.59%, 32.57%, 38.37%,
66.46%, 99.50%, 68.02%, 87.17%, 91.99%, 94.68%, 87.87%, 94.09%, 48.99%, 79.12%,
99.03%, 61.92%, 76.81%, 77.68%, 56.71%, 83.82%, 36.59%, 34.63%, 59.21%, 90.72%,
37.75%, 63.45%, 60.29%, 79.04%, 71.55%, 82.69% and 0.18% of the outstanding shares of the Money Market Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Money Market Fund, Institutional Treasury Money Market Fund, Institutional Government Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond

Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund, respectively, as trustee, agent or custodian for their respective customers. The agreements with these affiliates of the Adviser governing the accounts of beneficial owners of shares of the Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of the Adviser have informed Galaxy that, to the extent consistent with their fiduciary obligations, they intend to exercise this discretion and to vote all shares of the Funds held by them "FOR" each Proposal set forth on the enclosed Proxy Card(s) applicable to the Funds.

    The name, address and share ownership of each person known to Galaxy to be the beneficial owner with respect to more than 5% of the outstanding shares of any class of shares of any Fund at the record date for the Meeting were:

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Money Market Fund -        Fleet Investment Advisors  1,559,984,366.130      70.56%       27.23%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Money Market Fund -        Providence Equity            194,154,820.030       5.71%        3.39%
  Retail A Shares          Partners III
                           50 Kennedy Plaza,
                           Suite 900
                           Providence, RI 02903-2310

Money Market Fund -        James H. Furneaux & Carol      6,258,418.810       5.41%        0.11%
  BKB Shares               S. Furneaux JTTEN
                           810 Concord Road
                           Carlisle, MA 01741-1523

                           Mellon Bank (DE) NA            6,270,950.950       5.42%        0.11%
                           Enhanced Cash Fund
                           Wilshire Enhanced
                           Index Trust
                           135 Santilli Highway
                           Everett, MA 02149-1906

Government Money Market    Fleet Investment Advisors    248,581,187.170      49.72%       29.16%
  Fund -                   Attn: Sherry Snyder
  Trust Shares             NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Treasury Money Market      Fleet Investment Advisors    284,338,661.790      38.11%       18.54%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           Loring, Wolcott &            246,654,539.740      33.06%       16.08%
                           Coolidge
                           Attn: Richard Ferrari
                           230 Congress Street
                           Boston, MA 02110

Tax-Exempt Money Market    Fleet Investment Advisors  1,133,865,522.130      82.27%       68.99%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Tax-Exempt Money Market    Gilbert L. Wade                4,281,956.000       5.79%        0.26%
  Fund - BKB Shares        143 Avenue B,
                           Apartment 6A
                           New York, NY 10009-5026

                           Alliant Tax Credit Fund        4,075,947.210       5.52%        0.25%
                           21550 Oxnard Street,
                           Ste. 1020
                           Woodland Hills, CA
                           91367-7151

Connecticut Municipal      Fleet Investment Advisors    112,936,535.110      37.81%       37.82%
  Money Market Fund -      Attn: Sherry Snyder
  Retail A Shares          NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Massachusetts Municipal    John C. Demarco               37,750,791.300       6.59%        6.59%
  Money Market Fund -      1 Holbrook Lane
  Retail A Shares          Paxton, MA 01612

                           Fleet Investment Advisors    169,032,641.620      29.50%       29.50%
                           Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Institutional Money        Tweeter Home                  28,257,530.070       5.55%        5.55%
  Market Fund - Class      Entertainment
  I Shares                 Group Financial
                           Company Trust
                           10 Peguot Way
                           Canton, MA 02021-2306

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           Fleet Investment Advisors    105,954,472.950      20.82%       20.82%
                           Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Navisite, Inc.                37,561,274.170       7.38%        7.38%
                           100 Bricktone Square,
                           5th Floor
                           Andover, MA 01810

                           Century Aluminum              26,333,253.570       5.17%        5.17%
                           2511 Garden Rd.,
                           Bldg. A - Ste. 200
                           Monterey, CA 93940

                           White Slattery                25,794,491.060       5.07%        5.07%
                           Perini J.V.
                           c/o JF White
                           Contracting Co.
                           Accounting Dept.
                           P.O. Box 9020
                           Framingham, MA 01701

                           Engage Technologies           25,600,986.990       5.03%        5.03%
                           Attn: Chris McMann
                           100 Brickstone Square
                           Andover, MA 01810-1439

Institutional Treasury     Chris Alagno/Financial       447,328,829.190       9.87%        9.87%
  Money Market Fund -      Analyst
  Class I Shares           Transwitch Corporation
                           3 Enterprise Drive
                           Shelton, CT 06484

                           Fleet Investment Advisors    434,525,598.120       9.59%        9.59%
                           Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Institutional Government   Fleet Investment Advisors    145,742,499.720      48.96%       48.96%
  Money Market Fund -      Attn: Sherry Snyder
  Class I Shares           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Wellington                    37,187,479.580      12.49%       12.49%
                           Management Co.
                           Kera Iolli
                           75 State Street
                           Boston, MA 02109

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Short-Term Bond Fund -     Fleet Investment Advisors      6,889,188.254      81.32%       55.68%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Brown Shoe                       777,237.443       9.17%        6.28%
                           Tim Sutter
                           8300 Maryland Avenue
                           St Louis, MO 63105

Short-Term Bond Fund -     Chelsea Police                    14,622.644      13.29%        0.12%
  Retail B Shares          Relief Assoc.
                           John R. Phillips
                           Treas. &
                           Michael McCona Clerk
                           180 Crescent Avenue
                           Chelsea, MA 02150-3017

                           Josue Colon Cust.                  8,492.458       7.72%        0.07%
                           Hazel Colon UGMA CT
                           400 Lasalle St.
                           New Britain, CT
                           06051-1316

                           Elizabeth Mugar                    7,724.773       7.02%        0.06%
                           c/o Joyce Plasse
                           43 Monroe Rd.
                           Enfield, CT 06082

                           US Clearing - A Division           5,694.872       5.17%        0.05%
                           of Fleet Securities Inc.
                           FBD 979-99169-12
                           Andrew Crill
                           P.O. Box 51-31
                           Bedle Street
                           Belle Mead, NJ 08502-0051

                           US Clearing - A Division           5,738.201       5.21%        0.05%
                           of Fleet Securities Inc.
                           FBO 979-14631-11
                           Frank Badics & Theresa
                           Badics JT/TEN
                           9 Elmwood Drive
                           Milltown, NJ 08850-1636

Intermediate Government    Fleet Investment Advisors     41,793,037.100      93.56%       82.47%
  Income Fund -            Attn: Sherry Snyder
  Trust Shares             NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Intermediate Government    Fleet Bank N.A.                   18,243.438       8.03%        0.04%
  Income Fund - Retail B   Cust. of the Rollover IRA
  Shares                   FBO Joel J. Corriveau Sr.
                           28 Louise Ave.
                           Methuen, MA 01844

Intermediate Government    Boott Mills                       99,784.774       8.37%        0.20%
  Income Fund -            C/O Richard D. Leggat
  BKB Shares               25th Floor,
                           150 Federal Street
                           Boston, MA 02110-1745

                           Pipe Fitters Local 537           107,593.395       9.03%        0.21%
                           Health & Welfare Fund
                           35 Travis Street #1
                           Allston, MA 02134-1251

High Quality Bond Fund -   Fleet Investment Advisors     43,048,160.374      77.00%       71.17%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Fleet Investment               7,301,082.678      13.06%       12.07%
                           Operations
                           Asset Master
                           NY/UT/37402B
                           159 East Main Street
                           Rochester, NY 14638

High Quality Bond Fund -   US Clearing - A Division             641.710      19.38%        0.00%
  Prime A Shares           of Fleet Securities Inc.
                           FBO 103-30971-12
                           Doris G. Schack
                           FBO -- Doris G. Schack
                           Living Trust
                           9161 East Evans
                           Scottsdale, AZ 85260-7575

                           US Clearing - A Division           1,805.819      54.54%        0.00%
                           of Fleet Securities Inc.
                           FBO 132-90090-11
                           Virginia Holmes
                           303 Bella Vista Drive
                           Ithaca, NY 14850-5774

                           US Clearing - A Division             297.862       9.00%        0.00%
                           of Fleet Securities Inc.
                           FBO 013-02964-11
                           Jane L. Grayhurst
                           770 Boylston St.,
                           Apt 10G
                           Boston, MA 02199-7709

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division             560.870      16.94%        0.00%
                           of Fleet Securities Inc.
                           FBO 132-47141-10
                           Virginia A. Holmes
                           303 Bella Vista Drive
                           Ithaca, NY 14850-5774

High Quality Bond Fund -   US Clearing - A Division           7,926.065      33.40%        0.01%
  Prime B Shares           of Fleet Securities Inc.
                           FBO 200-70099-19
                           Neil C. Feldman
                           11 Cottage Lane
                           Marlboro, NJ 07746-2124

                           US Clearing - A Division           3,197.480      13.47%        0.01%
                           of Fleet Securities Inc.
                           FBO 119-97697-10
                           Ira Zornberg
                           4219 Nautilus Avenue
                           Brooklyn, NY 11224-1019

                           US Clearing - A Division           3,021.629      12.73%        0.00%
                           of Fleet Securities Inc.
                           FBO 147-24459-13
                           Jay Robert Klein
                           26800 Amhearst
                           Circle #209
                           Cleveland, OH 44122-7572

                           US Clearing - A Division           3,444.126      14.51%        0.01%
                           of Fleet Securities Inc.
                           FBO 230-02116-18
                           Marjorie Dion
                           301 Raimond Street
                           Yaphank, NY 11980-9725

                           US Clearing - A Division           2,039.865       8.60%        0.00%
                           of Fleet Securities Inc.
                           FBO 157-98031-13
                           Patricia Fusco
                           112 E. Chapel Avenue
                           Cherry Hill, NJ
                           08034-1204

                           US Clearing - A Division           1,510.709       6.37%        0.00%
                           of Fleet Securities Inc.
                           FBO 238-97175-19
                           Marie Gottfried
                           10208 Andover Coach
                           Circle H-2
                           Lake Worth, FL 33467-8158

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Corporate Bond Fund -      Fleet Investment Advisors      8,212,833.741      84.67%       84.67%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Tax-Exempt Bond Fund -     Fleet Investment Advisors     16,104,346.218      97.21%       85.96%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Tax-Exempt Bond Fund -     US Clearing - A Division         120,412.596       6.58%        0.64%
  Retail A Shares          of Fleet Securities Inc.
                           FBO 221-04857-16
                           26 Broadway
                           New York, NY 10004-1703

Tax-Exempt Bond Fund -     Sylvia Fendler                    37,569.674      11.17%        0.20%
  Retail B Shares          72 Brinkerhoff Ave.
                           Stamford, Ct. 06905

                           Frances E. Stady                  19,138.128       5.69%        0.10%
                           P.O. BOX 433
                           3176 Main St.
                           Yorkshire, NY 14173-0433

Intermediate Tax-Exempt    Fleet Investment Advisors     24,768,686.274      96.18%       91.12%
  Bond Fund - Trust        Attn: Sherry Snyder
  Shares                   NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Intermediate Tax-Exempt    US Clearing - A Division             667.653      99.84%        0.00%
  Bond Fund - Retail A     of Fleet Securities Inc.
  Shares                   FBO 245-15975-18
                           Frederica See
                           75 Stanton Road
                           Brookline, MA 02445-6114

Intermediate Tax-Exempt    FIM Funding, Inc.                    194.553     100.00%        0.00%
  Bond Fund - Retail B     Attn: Richard Joseph
  Shares                   150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Intermediate Tax-Exempt    Richard F. Messing                85,512.183       5.99%        0.31%
  Bond Fund - BKB Shares   3310 South Ocean Blvd.,
                           Apartment #532
                           Highland Beach, FL 33487

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Connecticut Municipal      Fleet Investment Advisors      2,186,855.919      88.23%       43.31%
  Bond Fund - Trust        Attn: Sherry Snyder
  Shares                   NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Connecticut Municipal      US Clearing - A Division         227,400.872       8.85%        4.50%
  Bond Fund - Retail A     of Fleet Securities Inc.
  Shares                   FBO 245-05810-18
                           Jean N. Konstantino &
                           Theodore P.
                           Konstantino JT/TEN
                           49 Shore Road
                           Clinton, CT 06413-2363

Connecticut Municipal      FIM Funding, Inc.                    186.220     100.00%        0.00%
  Bond Fund - Retail B     Attn: Richard Joseph
  Shares                   150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Connecticut Intermediate   Fleet Investment Advisors     10,709,988.308      90.98%       73.40%
  Municipal Bond Fund -    Attn: Sherry Snyder
  Trust Shares             NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Connecticut Intermediate   US Clearing - A Division           4,712.929      73.12%        0.03%
  Municipal Bond Fund -    of Fleet Securities Inc.
  Retail A Shares          FBO 142-02796-12
                           Maria Guarna &
                           Nazzareno Guarna JT/TEN
                           147 Woodbury Ave.
                           Stamford, CT 06907-1932

                           Catherine J. Fellows               1,702.271      26.41%        0.01%
                           7 Pent Road
                           Bloomfield, CT 06002-1518

Connecticut Intermediate   FIM Funding, Inc.                    186.916     100.00%        0.00%
  Municipal Bond Fund -    Attn: Richard Joseph
  Retail B Shares          150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Connecticut Intermediate   Kelly F. Shackelford             230,348.697       8.19%        1.58%
  Municipal Bond Fund -    P.O. Box 672
  BKB Shares               New Canaan, CT 06840-0672

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Florida Municipal Bond     Fleet Investment Advisors      5,739,996.914      94.85%       94.85%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Massachusetts Municipal    Fleet Investment Advisors      5,056,664.610      96.36%       59.66%
  Bond Fund - Trust        Attn: Sherry Snyder
  Shares                   NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Massachusetts Municipal    US Clearing - A Division          22,944.551      99.17%        0.27%
  Bond Fund - Retail B     of Fleet Securities Inc.
  Shares                   FBO 245-09436-14
                           Thomas M. Apone
                           64 Jacqueline Road #4
                           Waltham, MA 02452-4973

Massachusetts              Fleet Investment Advisors     17,462,566.100      96.29%       74.27%
  Intermediate Municipal   Attn: Sherry Snyder
  Bond Fund - Trust        NY/UT/3760A
  Shares                   One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Massachusetts              US Clearing - A Division          45,617.739      16.07%        0.19%
  Intermediate Municipal   of Fleet Securities Inc.
  Bond Fund - Retail A     FBO 245-03939-19
  Shares                   William J. Tedoldi &
                           Betsy M. Tedoldi JTTEN
                           68 High St.
                           Needham, MA 02492

                           US Clearing - A Division          29,973.670      10.56%        0.13%
                           of Fleet Securities Inc.
                           FBO 245-00100-18
                           Marc P. Hayes & Helen
                           Hayes JT/TEN
                           52 Philips Farm Rd.
                           Marshfield, MA 02050

                           US Clearing - A Division          68,185.765      24.02%        0.29%
                           of Fleet Securities Inc.
                           FBO 245-05961-15
                           Daniel P. Anderson
                           37 Maple Street
                           Stoneham, MA 02180-2522

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division          30,516.803      10.75%        0.13%
                           of Fleet Securities Inc.
                           FBO 245-01752-17
                           Edward S. Konda &
                           Wenja S. Konda JT/TEN
                           501 Lexington Street #19
                           Waltham, MA 02452-3034

                           US Clearing - A Division          54,838.346      19.32%        0.23%
                           of Fleet Securities Inc.
                           FBO 225-00001-10
                           Martin D. Cepkauskas &
                           Marie A. Cepkauskas
                           JT/TEN
                           P.O. Box 1164
                           Eastham, MA 02462-1164

Massachusetts              FIM Funding, Inc.                    191.388       7.38%        0.00%
  Intermediate Municipal   Attn: Richard Joseph
  Bond Fund - Retail B     150 Federal Street,
  Shares                   4th Floor
                           Boston, MA 02109

                           ACT Associates                     2,401.913      92.62%        0.01%
                           Alan H. Young TTEE
                           486 Main St.
                           Wakefield, MA 01880-3320

New Jersey Municipal Bond  Fleet Investment Advisors      1,054,895.000     100.00%       77.68%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

New Jersey Municipal Bond  US Clearing - A Division          32,843.377      10.85%        2.42%
  Fund - Retail A Shares   of Fleet Securities Inc.
                           FBO 979-08676-19
                           George L. Gutierrez &
                           Nereida Gutierrez
                           8 Old Farm Road
                           Saddle River, NJ
                           07458-3106

                           US Clearing - A Division         150,184.132      49.59%       11.06%
                           of Fleet Securities Inc.
                           FBO 979-10688-11
                           John J. Delucca
                           314 Ardmore Road
                           Ho Ho Kus, NJ 07423-1110

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division         100,318.856      33.13%        7.39%
                           of Fleet Securities Inc.
                           FBO 979-14430-14
                           John R. Wright &
                           Maria N. Wright JTTEN
                           118 Woodland Road
                           Montvale, NJ 07645

New Jersey Municipal Bond  FIM Funding, Inc.                    196.464     100.00%        0.01%
  Fund - Retail B Shares   Attn: Richard Joseph
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

New York Municipal Bond    Fleet Investment Advisors      4,432,485.220      92.58%       52.62%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

New York Municipal Bond    US Clearing - A Division         482,625.630      13.28%        5.73%
  Fund - Retail A Shares   of Fleet Securities Inc.
                           FBO 245-03768-15
                           Marilyn J. Brantley
                           5954 Van Allen Road
                           Belfast, NY 14711-8750

New York Municipal Bond    FIM Funding, Inc.                    176.367     100.00%        0.00%
  Fund - Retail B Shares   Attn: Richard Joseph
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Rhode Island Municipal     Fleet Investment Advisors      7,461,397.349      95.75%       67.05%
  Bond Fund - Trust        Attn: Sherry Snyder
  Shares                   NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Rhode Island Municipal     Fleet Investment Advisors      1,420,753.242      56.90%       12.77%
  Bond Fund - Retail A     Attn: Sherry Snyder
  Shares                   NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           James R. McCulloch               183,450.246       7.35%        1.65%
                           c/o Microfibre
                           P.O. Box 1208
                           Pawtucket, RI 02862-1208

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Rhode Island Municipal     FIM Funding, Inc.                    180.505     100.00%        0.00%
  Bond Fund - Retail B     Attn: Richard Joseph
  Shares                   150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Rhode Island Municipal     US Clearing - A Division          53,309.999       6.35%        0.48%
  Bond Fund - BKB Shares   of Fleet Securities Inc.
                           FBO 245-26616-10
                           Pease & Curren Materials
                           75 Pennsylvania Avenue
                           Warwick, RI 02888-3028

                           John J. Almeida TR                51,290.648       6.11%        0.46%
                           John J. Almeida Revocable
                           Trust
                           U/A Dated May 15, 1997
                           517 Pleasant Street
                           Pawtucket, RI 02860-5725

Asset Allocation Fund -    Rebecca Haemmerlein            4,989,805.507      31.94%       11.73%
  Trust Shares             Fleet Investment
                           Management
                           Peter D. Kiernan Plaza -
                           NY/DE/34301A
                           Albany, NY 12207

                           Fleet Investment Advisors      2,351,129.918      15.05%        5.53%
                           Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Asset Allocation Fund -    US Clearing - A Division             395.113       7.79%        0.00%
  Prime A Shares           of Fleet Securities Inc.
                           FBO 155-98529-16
                           Frederick B. Galt
                           144 Jay Street
                           Albany, NY 12210-1806

                           US Clearing - A Division           1,665.345      32.83%        0.00%
                           of Fleet Securities Inc.
                           FBO 175-97327-10
                           Margaret Ann Gillenwater
                           2525 E. Prince Road #23
                           Tucson, AZ 85716-1146

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division           1,135.824      22.39%        0.00%
                           of Fleet Securities Inc.
                           FBO 194-97099-17
                           James K. Winter
                           2523 Greenridge Drive
                           Belden, MS 08826-9530

                           US Clearing - A Division             284.092       5.60%        0.00%
                           of Fleet Securities Inc.
                           FBO 108-98907-17
                           Linda Lecessi-Karp
                           141 Norwood Ave.
                           Malverne, NY 11565-1422

                           US Clearing - A Division             337.563       6.66%        0.00%
                           of Fleet Securities Inc.
                           FBO 108-99197-14
                           Michael Karp
                           141 Norwood Ave.
                           Malverne, NY 11565-1422

                           US Clearing - A Division             850.452      16.77%        0.00%
                           of Fleet Securities Inc.
                           FBO 170-01663-15
                           Nicholas A. Roselli
                           216 Root Road
                           Westfield, MA 01085-9832

Asset Allocation Fund -    US Clearing - A Division           3,207.055      10.94%        0.01%
  Prime B Shares           of Fleet Securities Inc.
                           FBO 138-97818-14
                           Carol Y. Foster
                           524 Marie Avenue
                           Blountstown, FL
                           32424-1218

                           US Clearing - A Division           3,060.470      10.44%        0.01%
                           of Fleet Securities Inc.
                           FBO 102-92974-11
                           Ann E. Herzog
                           74 Tacoma Street
                           Staten Island, NY
                           10304-4222

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division           2,038.604       6.95%        0.00%
                           of Fleet Securities Inc.
                           FBO 166-98559-16
                           Ann P. Sargent
                           422 Los Encinos Avenue
                           San Jose, CA 95134-1336

                           US Clearing - A Division           1,979.607       6.75%        0.00%
                           of Fleet Securities Inc.
                           FBO 166-97970-19
                           Alicia E. Schober
                           10139 Ridgeway Drive
                           Cupertino, CA 95014-2658

                           US Clearing - A Division           1,816.899       6.20%        0.00%
                           of Fleet Securities Inc.
                           FBO 181-01324-13
                           Paul R. Thornton &
                           Karin Z.
                           Thornton JT TEN
                           1207 Oak Glen Lane
                           Sugar Land, TX 77479-6175

                           US Clearing - A Division           1,509.226       5.15%        0.00%
                           of Fleet Securities Inc.
                           FBD 013-00189-14
                           David Paquin &
                           Susan Paquin JT TEN
                           Attn: Paul D. Nunes VP
                           100 Westminister St.
                           RI/MO/F02G
                           Providence, RI 02903-2318

Equity Income Fund -       Fleet Investment Advisors      5,809,603.849      91.46%       31.76%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Growth & Income Fund -     Fleet Investment Advisors     19,194,649.297      48.44%       29.09%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Fleet Investment              16,686,402.298      42.11%       25.29%
                           Operations
                           Asset Master
                           NY/UT/37402B
                           159 East Main Street
                           Rochester, NY 14638

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Growth & Income Fund -     US Clearing - A Division           3,780.867      37.65%        0.01%
  Prime A Shares           of Fleet Securities Inc.
                           FBO 160-27022-17
                           Linda Shaw, Trustee for
                           the Linda J. Shaw Trust
                           920 Meadows Road
                           Geneva, IL 60134-3052

                           US Clearing - A Division           2,803.738      27.92%        0.00%
                           of Fleet Securities Inc.
                           FBO 113-27816-16
                           Pamela M. Fein
                           68 Oak Ridge Drive
                           Bethany, CT 06524-3118

                           US Clearing - A Division           2,556.206      25.45%        0.00%
                           of Fleet Securities Inc.
                           FBO 175-97327-10
                           Margaret Ann Gillenwater
                           2525 E. Prince Road #23
                           Tucson, AZ 85716-1146

Growth & Income Fund -     US Clearing - A Division           2,545.915      29.97%        0.00%
  Prime B Shares           of Fleet Securities Inc.
                           FBO 147-97497-13
                           Martin Allen Sante
                           8858 Moanalua Way
                           Diamondhead, MS
                           39525-3760

                           US Clearing - A Division           1,542.113      18.15%        0.00%
                           of Fleet Securities Inc.
                           FBO 103-31744-16
                           Irwin Luftig &
                           Elaine Luftig
                           6119 Bear Creek Ct.
                           Lake Worth, FL 33467-6812

                           US Clearing - A Division           1,428.216      16.81%        0.00%
                           of Fleet Securities Inc.
                           FBO 148-28677-18
                           Linda M. Berke &
                           Michael E. Berke JT TEN
                           30941 Westwood Road
                           Farmington Hills, MI
                           48331-1466

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division           1,392.920      16.40%        0.00%
                           of Fleet Securities Inc.
                           FBO 147-29019-15
                           Walter W. Quan
                           2617 Skyline Drive
                           Lorain, OH 44053-2243

                           US Clearing - A Division             533.356       6.28%        0.00%
                           of Fleet Securities Inc.
                           FBO 013-90166-12
                           Florence G. St. Onge
                           34 Cedar Lane
                           Warren, RI 02885-2236

                           US Clearing - A Division             512.871       6.04%        0.00%
                           of Fleet Securities Inc.
                           FBO 108-00116-10
                           Michael Kennedy &
                           Carleen Kennedy JT WROS
                           12 Walton Avenue
                           Locust Valley, NY
                           11560-1227

Strategic Equity Fund -    Fleet Investment Advisors      9,705,988.367      99.59%       90.35%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Strategic Equity Fund -    US Clearing - A Division           9,163.372       5.74%        0.09%
  Retail B Shares          of Fleet Securities Inc.
                           FBO 978-12453-12
                           Violet K. Saidnehr
                           260 Middle Neck Road
                           Great Neck, NY 11021-1175

Equity Value Fund -        Fleet Investment Advisors      6,416,764.254      57.70%       22.29%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Leviton                          791,549.535       7.12%        2.75%
                           Manufacturing Co., Inc.
                           Attn: Fran Ruderman Human
                           Resources
                           59-25 Little Neck Pkwy.
                           Little Neck, NY 11362

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Equity Growth Fund -       Fleet Investment Advisors     22,846,651.489      53.90%       34.29%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Fleet Investment              10,025,955.912      23.66%       15.05%
                           Operations
                           Asset Master
                           NY/UT/37402B
                           159 East Main Street
                           Rochester, NY 14638

Equity Growth Fund -       US Clearing - A Division           2,248.624       6.18%        0.00%
  Prime A Shares           of Fleet Securities Inc.
                           FBO 104-32732-16
                           Hilda Brandt
                           Roland Park Place
                           830 W. 40th Street,
                           Apt. 359
                           Baltimore, MD 21211-2176

                           NH Bragg & Sons                   32,549.403      89.44%        0.05%
                           401(k) Profit Sharing
                           Plan
                           Lawrence S. Cronkite &
                           John Bragg TTEES
                           92 Perry Road
                           P.O. Box 927
                           Bangor, ME 04402-0927

Equity Growth Fund -       US Clearing - A Division           3,047.972      19.22%        0.00%
  Prime B Shares           of Fleet Securities Inc.
                           FBO 111-98315-17
                           Thomas J. Bernfeld
                           185 West End Avenue,
                           Apt. 21D
                           New York, NY 10023-5548

                           US Clearing - A Division           1,911.999      12.06%        0.00%
                           of Fleet Securities Inc.
                           FBO 024-90318-16
                           Lynn C. Sherrie
                           P.O. Box 316
                           Wilson, NY 14172-0316

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division           1,649.672      10.40%        0.00%
                           of Fleet Securities Inc.
                           FBO 221-00085-18
                           Walter M. Swiecicki
                           & Cathleen Swiecicki
                           JT WROS
                           119 Old Beekman Road
                           Monmouth Junction, NJ
                           08852-3114

                           US Clearing - A Division             905.625       5.71%        0.00%
                           of Fleet Securities Inc.
                           FBO 244-90004-19
                           W. P. Fleming
                           66500 E. 253rd
                           Grove, OK 74344-6163

                           US Clearing - A Division             890.444       5.62%        0.00%
                           of Fleet Securities Inc.
                           FBO 131-98122-18
                           Elaine B. Odessa
                           9 Newman Road
                           Pawtucket, RI 02860-6183

                           US Clearing - A Division           1,969.484      12.42%        0.00%
                           of Fleet Securities Inc.
                           FBO 166-31108-21
                           Frank Catanho, Trustee of
                           the Frank Catanho
                           1996 Trust Dated 10/22/96
                           24297 Mission Blvd.
                           Hayward, NY 94544-1020

Growth Fund II -           Fleet Investment Advisors       6,408,769.06      92.03%       55.69%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

Growth Fund II -           US Clearing - A Division          21,867.523       8.84%        0.19%
  Retail A Shares          of Fleet Securities Inc.
                           FBO 245-94671-10
                           Elliot Entner
                           16 Paul Revere Road
                           Sharon, MA 02067-2213

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division          38,704.816      15.65%        0.34%
                           of Fleet Securities Inc.
                           FBO 245-00759-12
                           Kie Y. Ahn & Bok S. Ahn
                           JT WROS
                           639 Quaker Street
                           Chappaqua, NY 10514-1507

Growth Fund II -           US Clearing - A Division           5,176.982       6.29%        0.04%
  Retail B Shares          of Fleet Securities Inc.
                           FBO 979-00486-16
                           Joseph Papai Jr.
                           918 Lee Avenue
                           North Brunswick, NJ
                           08902-2351

Small Cap Value Fund -     Fleet Investment Advisors     17,545,648.978      63.64%       50.48%
  Trust Shares             Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           The Bank of New York           2,720,600.313       9.87%        7.83%
                           Ms. Donna White-Kirsch
                           1 Wall Street,
                           12th Floor
                           New York, NY 10286

                           The Bank of New York           1,537,445.147       5.58%        4.42%
                           Ms. Donna White-Kirsch
                           1 Wall Street,
                           12th Floor
                           New York, NY 10286

Small Cap Value Fund -     US Clearing - A Division           4,606.988      36.58%        0.01%
  Prime A Shares           of Fleet Securities Inc.
                           FBO 104-32732-16
                           Hilda Brandt
                           Roland Park Place
                           830 W. 40th Street,
                           Apt. 359
                           Baltimore, MD 21211-2176

                           US Clearing - A Division             683.060       5.42%        0.00%
                           of Fleet Securities Inc.
                           FBO 102-98671-14
                           Peter D. Picca
                           P.O. Box 588
                           17 W. Dory Drive
                           Mystic Islands, NJ
                           08087-0588

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division           1,680.108      13.34%        0.00%
                           of Fleet Securities Inc.
                           FBO 103-97564-14
                           Thomas X. McKenna
                           170 Turtle Creek Drive
                           Tequesta, FL 33469-1547

                           US Clearing - A Division           1,418.496      11.26%        0.00%
                           of Fleet Securities Inc.
                           FBO 103-31296-18
                           Edward U. Roddy, III
                           109 Angler Avenue
                           Palm Beach, FL 33480-3101

                           US Clearing - A Division           2,882.036      22.88%        0.01%
                           of Fleet Securities Inc.
                           FBO 155-03619-25
                           Frederick W. Geissinger
                           601 N.W. 2nd Street
                           Evansville, IN 47708-1013

Small Cap Value Fund -     US Clearing - A Division           1,884.203      12.38%        0.01%
  Prime B Shares           of Fleet Securities Inc.
                           FBO 111-98315-17
                           Thomas J. Bernfeld
                           185 West End Avenue,
                           Apt. 21D
                           New York, NY 10023-5548

                           US Clearing - A Division           1,653.035      10.86%        0.00%
                           of Fleet Securities Inc.
                           FBO 162-27769-10
                           Gilbert Shue & Eva
                           Shue - Trustees
                           Shue Family Trust -
                           DTD 11/8/84
                           10119 Riverside Drive
                           Ontario, CA 91761-7814

                           US Clearing - A Division           1,276.547       8.39%        0.00%
                           of Fleet Securities Inc.
                           FBO 107-30623-15
                           Andrejs Zvejnieks
                           2337 Christopher Walk
                           Atlanta, GA 30327-1110

                           US Clearing - A Division             993.494       6.53%        0.00%
                           of Fleet Securities Inc.
                           FBO 223-97395-15
                           Rufus O. Eddins, Jr.
                           360 Dominion Circle
                           Knoxville, TN 37922-2750

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           US Clearing - A Division             954.071       6.27%        0.00%
                           of Fleet Securities Inc.
                           FBO 221-97250-13
                           Michael A. Veschi
                           106 Exmoor Court
                           Leesburg, VA 20176-2049

                           US Clearing - A Division             872.174       5.73%        0.00%
                           of Fleet Securities Inc.
                           FBO 138-30212-17
                           Virginia
                           Godenrath T.O.D.
                           Robert Godenrath
                           5925 Shore Boulevard,
                           South #104
                           Gulfport, FL 33707-5904

Small Company Equity       Fleet Investment Advisors      9,563,483.159      45.90%       33.37%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Fleet Investment               7,939,668.102      38.11%       27.70%
                           Operations
                           Asset Master
                           NY/UT/37402B
                           159 East Main Street
                           Rochester, NY 14638

Small Company Equity       Sanwa Bank California as         810,221.354      12.01%        2.83%
  Fund - Retail A Shares   Cust. & Agent
                           1 Front Street,
                           23rd Floor
                           San Francisco, CA 94111

International Equity       Fleet Investment Advisors     38,447,179.906      77.46%       67.99%
  Fund - Trust Shares      Attn: Sherry Snyder
                           NY/UT/3760A
                           One East Avenue,
                           4th Floor
                           Rochester, NY 14604-2293

                           Fleet Investment               4,388,387.505       8.84%        7.76%
                           Operations
                           Asset Master
                           NY/UT/37402B
                           159 East Main Street
                           Rochester, NY 14638

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
International Equity       US Clearing - A Division             681.590      80.62%        0.00%
  Fund - Prime A Shares    of Fleet Securities Inc.
                           FBO 125-98055-11
                           Albert F. Twanmo
                           6508 81st St.
                           Cabin John, MD 20818-1203

                           US Clearing - A Division             125.343      14.83%        0.00%
                           of Fleet Securities Inc.
                           FBO 136-99157-13
                           Jon-Paul Dadaian
                           178 Clarken Drive
                           West Orange, NJ
                           07052-3441

International Equity       US Clearing - A Division          18,116.180      69.58%        0.03%
  Fund - Prime B Shares    of Fleet Securities Inc.
                           FBO 102-59241-17
                           Church & Friary of St.
                           Francis of Assisi
                           c/o Fr. Peter Brophy OFM
                           135 West 31st St.
                           New York, NY 10001-3405

                           US Clearing - A Division           1,421.553       5.46%        0.00%
                           of Fleet Securities Inc.
                           FBO 244-90026-13
                           Guido Guinasso
                           418 College Avenue
                           San Francisco, CA
                           94112-1114

International Equity       OFP Limited Partnership           45,273.109       5.39%        0.08%
  Fund - BKB Shares        P.O. Box 2510
                           Kings Beach, CA
                           96143-2510

Pan Asia Fund -            FIM Funding, Inc.                454,524.731      99.81%       94.99%
  Trust Shares             Attn: Richard Joseph
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

Pan Asia Fund -            Anthony P. Vericco &               1,225.983       6.14%        0.26%
  Retail A Shares          Antonia Vericco JT WROS
                           32 Susan Drive
                           Saugus, MA 01906

                           John J. Mancini                    2,566.263      12.85%        0.54%
                           Anthony Mancini JTTEN
                           114 Alpine Road
                           Portland, ME 04103-2804

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
                           Fleet Bank, N.A.                   1,581.093       7.92%        0.33%
                           Cust. For The IRA Plan
                           FBO
                           Susan A. Bird
                           30 Lafayette Ave.
                           Somerset, NJ 08873-2556

                           Adelaide Donohue &                 7,674.144      38.43%        1.60%
                           Matthew Donohue JT WROS
                           P.O. Box 230
                           Southhampton, NY 11969

                           Striplin Family Trust              1,064.412       5.33%        0.22%
                           Dave Striplin & Kristin
                           Striplin JT WROS PDAA
                           U/T/A DTD 1-22-2001
                           1705 Vista Del Monte
                           Auburn, CA 95603-6104

Pan Asia Fund -            Fleet Bank N.A.                    1,428.822      54.75%        0.30%
  Retail B Shares          Cust. of the Rollover IRA
                           FBO Ben V. Phan
                           120 Stoughton Street
                           Dorchester, MA 02125-1900

                           FIM Funding, Inc.                    252.805       9.69%        0.05%
                           Attn: Glen P. Martin
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

                           US Clearing - A Division             265.551      10.17%        0.06%
                           of Fleet Securities Inc.
                           FBO 245-01434-13
                           Anthony M. Savoy
                           103 Oak Street
                           Indian Orchard, MA
                           01151-1538

                           US Clearing - A Division             605.649      23.21%        0.13%
                           of Fleet Securities Inc.
                           FBO 245-94856-17
                           Daniel Coletti
                           465 Lexington Street
                           Waltham, MA 02452

Pan Asia Fund -            FIM Funding, Inc.                    259.279      99.61%        0.05%
  Prime A Shares           Attn: Glen P. Martin
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

                                                                          PERCENTAGE    PERCENTAGE
                                                          AMOUNT OF        OF CLASS      OF FUND
       FUND/CLASS              NAME AND ADDRESS         SHARES OWNED        OWNED      SHARES OWNED
-------------------------  -------------------------  -----------------   ----------   ------------
Pan Asia Fund - Prime B    FIM Funding, Inc.                    259.286      99.61%        0.05%
  Shares                   Attn: Glen P. Martin
                           150 Federal Street,
                           4th Floor
                           Boston, MA 02109

    As of March 26, 2001, the trustees and officers of Galaxy, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

     INFORMATION ABOUT ADVISER, SUB-ADVISERS, ADMINISTRATOR AND DISTRIBUTOR

    INVESTMENT ADVISER AND SUB-ADVISERS. Fleet Investment Advisors Inc. (the "Adviser"), with principal offices located at 100 Federal Street, Boston, Massachusetts 02109, serves as investment adviser to the Funds. The Adviser is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation.

    Oechsle International Advisers, LLC ("Oechsle"), with principal offices at One International Place, Boston, Massachusetts 02210, serves as sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston owns approximately a 35% non-voting equity interest in Oechsle.

    UOB Global Capital LLC ("UOBGC"), with principal offices at 592 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the Pan Asia Fund. UOBGC is an indirect majority-owned subsidiary of United Overseas Bank Group.

    ADMINISTRATOR. PFPC Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC Inc. is an indirect majority-owned subsidiary of PNC Financial Services Group.

    DISTRIBUTOR. PFPC Distributors, Inc., an indirect wholly-owned subsidiary of PNC Financial Services Group, serves as the Funds' distributor. PFPC Distributors, Inc. is a registered broker/dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER MATTERS

    Galaxy does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to Galaxy at its principal office within a reasonable time before such meeting.

    No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of Galaxy.

Dated: April 12, 2001

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT (THEM) IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    GALAXY WILL FURNISH, WITHOUT CHARGE, COPIES OF GALAXY'S ANNUAL REPORTS TO SHAREHOLDERS DATED OCTOBER 31, 2000 TO ANY SHAREHOLDER UPON REQUEST. GALAXY'S

ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM GALAXY BY WRITING TO GALAXY AT 4400 COMPUTER DRIVE, WESTBOROUGH, MASSACHUSETTS 01581-5108 OR BY CALLING 1-877-BUY-GALAXY (1-877-289-4252). THE ANNUAL REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                                                      APPENDIX A

                                THE GALAXY FUND
                               DISTRIBUTION PLAN
                              FOR RETAIL A SHARES

    This Distribution Plan (the "Plan") has been adopted by the Board of Trustees of The Galaxy Fund (the "Trust") in connection with the Retail A series of shares (the "Retail A Shares") in each of the following investment portfolios of the Trust: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Rhode Island Municipal Bond Fund, Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, MidCap Equity Fund, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund (collectively, the "Funds"). The Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

    Section 1. DISTRIBUTION PAYMENTS. (a) The Trust may pay the distributor of the Trust (the "Distributor") (or any other person) a fee (a "Distribution Fee") of up to 0.50% annually of the average daily net assets attributable to the outstanding Retail A Shares of each of the Funds. The Distribution Fee shall be calculated and accrued daily, paid monthly and shall be in consideration for distribution services and the assumption of related expenses (including the payment of commissions and transaction fees) in conjunction with the offering and sale of Retail A Shares of the Funds. In determining the amounts payable on behalf of a Fund under the Plan, the net asset value of the Retail A Shares shall be computed in the manner specified in the Trust's then current Prospectuses and Statements of Additional Information describing such Retail A Shares.

    (b) Payments to the Distributor under subsection (a) above shall be used by the Distributor to cover expenses and activities primarily intended to result in the sale of Retail A Shares. Such expenses and activities may include but are not limited to: (i) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing Retail A Shares; (ii) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (iii) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (iv) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Retail A Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or shareholder of record; (v) the direct or indirect cost of financing the payments or expenses included in (i) and
(iv) above; or (vi) such other services as may be construed by any court or governmental agency or commission, including the Securities and Exchange Commission (the "Commission"), to constitute distribution services under the 1940 Act or rules and regulations thereunder.

    Section 2. EXPENSES ALLOCATED; COMPLIANCE. Amounts paid by a Fund under the Plan must be for distribution services rendered for or on behalf of the holders of such Fund's Retail A Shares. However, joint distribution financing or other services rendered with respect to such Retail A Shares (which may involve other investment funds or companies that are affiliated persons of the Trust or affiliated persons of the Distributor) is authorized to the extent permitted by law.

    Section 3. REPORTS TO TRUST. So long as this Plan is in effect, the Distributor shall provide the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

    Section 4. APPROVAL OF PLAN. This Plan will become effective with respect to a particular Fund's Retail A Shares (i) upon approval of the Plan by a vote of a majority of the outstanding Retail A Shares of the Fund or (ii) if a particular Fund has not yet commenced operations, on the date the public offering of Retail A Shares of the Fund commences, upon the approval by a majority of the Board of Trustees, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Disinterested Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan.

    Section 5. CONTINUANCE OF PLAN. Unless sooner terminated in accordance with the terms hereof, this Plan shall continue until December 14, 2001 and thereafter for so long as its continuance is specifically approved at least annually by the Trust's Board of Trustees in the manner described in Section 4 hereof.

    Section 6. AMENDMENTS. This Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which the Retail A Shares of a Fund may bear pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding
Retail A Shares affected by such matter, and (b) any material amendments of the terms of the Plan shall become effective only upon approval in the manner described in Section 4 hereof.

    Section 7. TERMINATION. This Plan, as to any Fund, is terminable without penalty at any time by (a) a vote of a majority of the Disinterested Trustees, or (b) a vote of a majority of the outstanding Retail A Shares of such Fund.

    Section 8. SELECTION/NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of those Disinterested Trustees shall be committed to the discretion of such Disinterested Trustees.

    Section 9. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

Adopted: December 14, 2000

                                                                      APPENDIX B

                                  FUNDAMENTAL
                             INVESTMENT LIMITATION
                                COMPARISON CHART

                MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND,
         U.S. TREASURY MONEY MARKET FUND, TAX-EXEMPT MONEY MARKET FUND
                 AND INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   Each of the MONEY MARKET, GOVERNMENT       1.   A Fund may not borrow money, issue senior
     MONEY MARKET, U.S. TREASURY MONEY               securities or mortgage, pledge or
     MARKET and INSTITUTIONAL GOVERNMENT MONEY       hypothecate its assets except to the
     MARKET FUNDS may not borrow money or            extent permitted by the 1940 Act.
     issue senior securities, except that each
     Fund may borrow from domestic banks for
     temporary purposes and then in amounts
     not in excess of 10% of the value of a
     Fund's total assets at the time of such
     borrowing (provided that the Money Market
     and Government Money Market Funds may
     borrow pursuant to reverse repurchase
     agreements in accordance with their
     investment policies and in amounts not in
     excess of 10% of the value of their
     respective total assets at the time of
     such borrowing); or mortgage, pledge, or
     hypothecate any assets except in
     connection with any such borrowing and in
     amounts not in excess of the lesser of
     the dollar amounts borrowed or 10% of the
     value of a Fund's total assets at the
     time of such borrowing. A Fund will not
     purchase securities while borrowings
     (including reverse repurchase agreements
     with respect to the Money Market and
     Government Money Market Funds) in excess
     of 5% of its total assets are
     outstanding.

     With respect to this limitation, each of the Money Market and Government Money
     Market Funds intends to limit any
     borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     The TAX-EXEMPT MONEY MARKET FUND may not
     borrow money or issue senior securities,
     except that the Fund may borrow from
     banks for temporary purposes, and then in
     amounts not in excess of 10% of the value
     of its total assets at the time of such
     borrowing; or mortgage, pledge, or
     hypothecate any assets except in con-
     nection with any such borrowing and in
     amounts not in excess of the lesser of
     the dollar amounts borrowed or 10% of the
     value of its total assets at the time of
     such borrowing. The Fund will not
     purchase any portfolio securities while
     borrowings in excess of 5% of its total
     assets are outstanding.

LIMITATION ON ISSUER CONCENTRATION

2.   Each of the MONEY MARKET, GOVERNMENT       2.   A Fund may not make any investment
     MONEY MARKET, U.S. TREASURY MONEY               inconsistent with the Fund's
     MARKET and TAX-EXEMPT MONEY MARKET FUNDS        classification as a diversified series of
     may not purchase securities of any one          an open-end investment company under the
     issuer, if immediately after such               1940 Act, provided, however, that each
     purchase more than 5% of the value of its       Fund may invest without regard to this
     total assets would be invested in the           limitation to the extent permitted by
     securities of such issuer (the "5%              Rule 2a-7 under the 1940 Act or any
     limitation"), except that up to 25% of          successor rule.
     the value of its total assets may be
     invested without regard to the 5%
     limitation; notwithstanding the foregoing
     restriction, each Fund may invest without
     regard to the 5% limitation in U.S.
     Government obligations and as otherwise
     permitted in accordance with Rule 2a-7
     under the 1940 Act or any successor rule.

     With respect to this limitation, (a) a
     security is considered to be issued by
     the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in con-nection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S.
     Government obligations.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION

3.   Each of the MONEY MARKET, GOVERNMENT       3.   A Fund may not concentrate its
     MONEY MARKET and U.S. TREASURY MONEY            investments in the securities of one or
     MARKET FUNDS may not purchase securities        more issuers conducting their principal
     which would cause 25% or more of the            business activities in the same industry
     value of a Fund's total assets at the           (other than (a) securities issued or
     time of purchase to be invested in the          guaranteed by the U.S. Government or its
     securities of one or more issuers               agencies or instrumentalities, (b) with
     conducting their principal business             respect to the Money Market Fund,
     activities in the same industry;                securities issued by domestic banks,
     provided, however, that (i) there is no         foreign branches of domestic banks and
     limitation with respect to obligations          U.S. branches of foreign banks; and
     issued or guaranteed by the U.S.                (c) with respect to the Tax-Exempt Money
     Government, its agencies or                     Market Fund, securities issued by any
     instrumentalities, or, with respect to          state, territory or possession of the
     the Money Market Fund, by domestic banks        U.S. Government, the District of
     or by U.S. branches of foreign banks that       Columbia, or any of their authorities,
     are subject to the same regulation as           agencies, instrumentalities or political
     domestic banks; (ii) with respect to the        subdivisions.
     Money Market Fund, wholly-owned finance
     companies will be considered to be in the
     industries of their parents if their
     activities are primarily related to
     financing the activities of the parents;
     and (iii) with respect to the Money
     Market Fund, utilities will be classified
     according to their services. (For
     example, gas, gas transmission, electric
     and gas, electric and telephone each will
     be considered a separate industry.)

     The TAX-EXEMPT FUND MONEY MARKET may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; pro-vided, however, that there is no limitation with respect to securities issued or guaranteed by the United
     States, any state territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

     The INSTITUTIONAL GOVERNMENT MONEY MARKET
     FUND may not purchase securities that
     would cause 25% or more of the value of
     its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON LENDING

4.   No Fund may make loans, except that        4.   A Fund may not make loans except to the
     (i) each Fund may purchase or hold debt         extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies,
     (ii) each Fund, except the U.S. Trea-
     sury Money Market Fund, may enter into
     repurchase agreements with respect to
     portfolio securities, and (iii) the Money
     Market and Government Money Market Funds
     each may lend portfolio securities
     against collateral consisting of cash or
     securities that are consistent with the
     Fund's permitted investments, where the
     value of the collateral is equal at all
     times to at least 100% of the value of
     the securities loaned.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may act as an underwriter within   5.   A Fund may not underwrite securities of
     the meaning of the Securities Act of            other issuers, except insofar as the Fund
     1933; except insofar as a Fund might be         technically may be deemed to be an
     deemed to be an underwriter upon the            underwriter under the Securities Act of
     disposition of restricted portfolio             1933 in connection with the purchase and
     securities; and except to the extent that       sale of its portfolio securities.
     the purchase of securities directly from
     the issuer thereof in accordance with the
     Fund's investment objective, policies and
     limitations may be deemed to be
     underwriting.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate;  6.   A Fund may not purchase or sell real
     except that each taxable Fund may               estate, except that the Fund may purchase
     purchase securities that are secured by         securities of issuers which deal or
     real estate, and the Money Market Fund          invest in real estate and may purchase
     may purchase securities of issuers which        securities which are secured by real
     deal in real estate or interests therein;       estate or interests in real estate.
     and except that the Tax-Exempt Money
     Market Fund may invest in Municipal
     Securities secured by real estate or
     interests therein; however, the Funds
     will not purchase or sell interests in
     real estate limited partnerships.

LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell commodities   7.   A Fund may not purchase or sell
     or commodity contracts or invest in oil,        commodities or commodity contracts except
     gas, or other mineral exploration or            that a Fund may, to the extent consistent
     development programs or mineral leases.         with its investment objective and
                                                     policies, purchase and sell financial
                                                     futures contracts and related options and
                                                     foreign currency forward contracts,
                                                     futures contracts and related options.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES

8.   Each of the MONEY MARKET, GOVERNMENT       8.   Designate as non-fundamental and restate
     MONEY MARKET, U.S. TREASURY MONEY               as follows:
     MARKET and INSTITUTIONAL GOVERNMENT MONEY
     MARKET FUNDS may not invest more than 10%       A Fund may not invest more than 10% of
     of the value of its total assets in             its net assets in illiquid securities.
     illiquid securities, including, with
     respect to the Money Market, Government
     Money Market and U.S. Treasury Money Mar-
     ket Funds, repurchase agreements with
     remaining maturities in excess of seven
     days, time deposits with maturities in
     excess of seven days, restricted
     securities, non-negotiable time deposits
     and other securities which are not
     readily marketable.

     With respect to this limitation, each
     Fund intends to limit investments in
     illiquid securities to not more than 10% of the value of its net assets.

     The TAX-EXEMPT MONEY MARKET FUND may not knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

     With respect to this limitation, the Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

     For purposes of the 10% limitations on
     purchases of illiquid securities
     described above, Rule 144A securities
     will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

LIMITATION ON INVESTMENT IN FOREIGN SECURITIES

9.   No Fund may purchase foreign securities,   9.   Designate as non-fundamental and restate
     except that the Money Market Fund may           as follows:
     purchase certificates of deposit,
     bankers' acceptances, or other similar          Each Fund may purchase foreign securities
     obligations issued by U.S. branches of          to the extent consistent with its
     foreign banks or foreign branches of U.S.       investment objective and policies.
     banks.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

10.  No Fund may purchase securities on margin  10.  Designate as non-fundamental and restate
     (except such short-term credits as may be       as follows:
     necessary for the clearance of
     purchases), make short sales of                 A Fund may not sell securities short,
     securities, or maintain a short position.       maintain a short position, or purchase
                                                     securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

11.  No Fund may invest in or sell put          11.  Designate as non-fundamental and restate
     options, call options, straddles,               as follows:
     spreads, or any combination thereof.
                                                     A Fund may not write or sell put options,
                                                     call options, straddles, spreads or any
                                                     combination thereof.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

12.  No Fund may invest in companies for the    12.  Designate as non-fundamental and restate
     purpose of exercising management or             as follows:
     control.
                                                     A Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

13.  A Fund may not purchase securities of      13.  Designate as non-fundamental and restate
     other investment companies except in            as follows:
     connection with a merger, consolidation,
     reorganization, or acquisition of assets;       A Fund may not purchase securities of
     provided, however, that the Tax-Exempt          other investment companies except as
     Money Market and Institutional Government       permitted by the 1940 Act.
     Money Market Funds may acquire such
     securities in accordance with the 1940
     Act; and provided, further, that the
     Institutional Government Money Market
     Fund may only invest up to 5% of its
     total assets in shares of other
     investment companies which are regis-
     tered under the 1940 Act and which invest
     only in securities that the Fund could
     acquire directly.

LIMITATION ON INVESTMENT IN MONEY MARKET
INSTRUMENTS

14.  The MONEY MARKET FUND may not purchase     14.  This fundamental investment limitation
     any securities other than "money market"        will be eliminated.
     instruments, some of which may be subject
     to repurchase agreements, but the Fund
     may make interest-bearing savings
     deposits not in excess of 5% of the value
     of its total assets at the time of
     deposit and may make time deposits.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON INVESTMENTS IN U.S. GOVERNMENT
OBLIGATIONS

15.  The GOVERNMENT MONEY MARKET FUND may not   15.  Designate as non-fundamental and leave
     purchase securities other than                  unchanged.
     obligations issued or guaranteed by the
     U.S. Government, its agencies or
     instrumentalities, some of which may be
     subject to repurchase agreements.

LIMITATION ON INVESTMENT IN SECURITIES OF
UNSEASONED ISSUERS

16.  The TAX-EXEMPT MONEY MARKET FUND may not   16.  This fundamental investment limitation
     invest in industrial revenue bonds where        will be eliminated.
     the payment of principal and interest are
     the responsibility of a company
     (including its predecessors) with less
     than three years of continuous operation.

LIMITATION ON REMAINING MATURITIES OF
PORTFOLIO SECURITIES

17.  The INSTITUTIONAL GOVERNMENT MONEY MARKET  17.  Designate as non-fundamental and leave
     FUND may not invest in obligations having       unchanged.
     remaining maturities in excess of 397
     days, except that certain variable and
     floating rate instruments may bear longer
     maturities (provided certain provisions
     are met).

                      INSTITUTIONAL MONEY MARKET FUND AND
                    INSTITUTIONAL TREASURY MONEY MARKET FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow, except that a Fund     1.   A Fund may not borrow money, issue senior
     may borrow money from banks and may enter       securities or mortgage, pledge or
     into reverse repurchase agreements, in          hypothecate its assets except to the
     either case in an amount not to exceed          extent permitted by the 1940 Act.
     33 1/3% of that Fund's total assets and
     then only as a temporary measure for
     extraordinary or emergency purposes
     (which may include the need to meet
     shareholder redemption requests). This
     borrowing provision is included solely to
     facilitate the orderly sale of Fund
     securities to accommodate heavy
     redemption requests if they should occur
     and is not for investment purposes. A
     Fund will not purchase any securities for
     its portfolio at any time at which its
     borrowings equal or exceed 5% of its
     total assets (taken at market value), and
     any interest paid on such borrowings will
     reduce income.

     The INSTITUTIONAL TREASURY MONEY MARKET
     FUND may not pledge, mortgage or
     hypothecate assets except to secure
     temporary borrowings permitted by the
     limitation above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incur-rence of such loan, except as permitted with respect to securities lending.

     No Fund may issue senior securities (as
     defined in the 1940 Act) except in
     connection with permitted borrowings as
     described above or as permitted by rule, regulation or order of the SEC.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may acquire more than 10% of the   2.   A Fund may not make any investment
     voting securities of any one issuer             inconsistent with the Fund's
     (except securities issued or guaranteed         classification as a diversified series of
     by the United States, its agencies or           an open-end investment company under the
     instrumentalities and repurchase                1940 Act, provided, however, that (a) a
     agreements involving such securities) or        Fund may invest without regard to this
     invest more than 5% of the total assets         limitation to the extent permitted by
     of the Fund in the securities of an             Rule 2a-7 under the 1940 Act or any
     issuer (except securities issued or             successor rule, and (b) the Institutional
     guaranteed by the United States, its            Money Market Fund may invest all of its
     agencies or instrumentalities and               investable assets in a Qualifying
     repurchase agreements involving such            Portfolio (i.e. a diversified, open-end
     securities); provided, that (a) the             management investment company having the
     foregoing limitation shall not apply to         same investment objective and policies
     25% of the total assets of the                  and substantially the same investment
     Institutional Money Market Fund; and            restrictions as those applicable to the
     (b) the foregoing limitation shall not          Fund).
     apply to an investment of all of the
     investable assets of the Institutional
     Money Market Fund in a Qualifying
     Portfolio (i.e. a diversified, open-end
     management investment company having the
     same investment objective and policies
     and substantially the same investment
     restrictions as those applicable to such
     Fund).

LIMITATION ON INDUSTRY CONCENTRATION

3.   No Fund may purchase any securities which  3.   A Fund may not concentrate its
     would cause more than 25% of the total          investments in the securities of one or
     assets of the Fund to be invested in the        more issuers conducting their principal
     securities of one or more issuers               business activities in the same industry
     conducting their principal business             (other than (a) securities issued or
     activities in the same industry. This           guaranteed by the U.S. Government or its
     limitation does not apply to investments        agencies or instrumentalities,
     in obligations issued or guaranteed by          (b) securities issued by domestic banks,
     the U.S. Government or its agencies and         foreign branches of domestic banks and
     instrumentalities and repurchase                U.S. branches of foreign banks, and
     agreements involving such securities and        (c) with respect to the Institutional
     to investments in obligations issued by         Money Market Fund, investment of all of
     domestic banks, foreign branches of             the investable assets of the Fund in a
     domestic banks and U.S. branches of             Qualifying Portfolio (i.e. a diversified,
     foreign banks, to the extent that a Fund        open-end management investment company
     may under the 1940 Act reserve freedom of       having the same investment objective and
     action to concentrate its investments in        policies and substantially the same
     such securities. Each Fund has reserved         investment restrictions as those
     its freedom of action to concentrate its        applicable to the Fund).
     investments in government securities and
     bank instruments described in the
     foregoing sentence. This limitation also
     does not apply to an investment of all of
     the investable assets of the
     Institutional Money Market Fund in a
     diversified, open-end management
     investment company having the same
     investment objective and policies and
     substantially the same investment

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     restrictions as those applicable to such
     Fund (a "Qualifying Portfolio"). For
     purposes of this limitation, (i) utility
     companies will be divided according to
     their services; for example, gas, gas
     transmission, electric and telephone will
     each be considered a separate industry;
     (ii) financial service companies will be
     classified according to the end users of
     their services; for example, automobile
     finance, bank finance and diversified
     finance will each be considered a
     separate industry; (iii) supranational
     entities will be considered to be a
     separate industry; and (iv) loan
     participations are considered to be
     issued by both the issuing bank and the
     underlying corporate borrower.

LIMITATION ON LENDING

4.   No Fund may make loans, except that a      4.   A Fund may not make loans except to the
     Fund may (a) purchase or hold debt              extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies;
     (b) enter into repurchase agreements; and
     (c) engage in securities lending as
     described in the Prospectuses and in the
     Statement of Additional Information.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may act as underwriter of          5.   A Fund may not underwrite securities of
     securities of other issuers, except as it       other issuers, except insofar as the Fund
     may be deemed an underwriter for federal        technically may be deemed to be an
     securities laws in selling a security           underwriter under the Securities Act of
     held by the Fund.                               1933 in connection with the purchase and
                                                     sale of its portfolio securities.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate,  6.   A Fund may not purchase or sell real
     including real estate limited partnership       estate, except that the Fund may purchase
     interests, commodities and commodities          securities of issuers which deal or
     contracts, but excluding interests in a         invest in real estate and may purchase
     pool of securities that are secured by          securities which are secured by real
     interests in real estate. However,              estate or interests in real estate.
     subject to its permitted investments, a
     Fund may invest in companies which invest
     in real estate, commodities or
     commodities contracts. Each of the Funds
     may invest in future contracts and
     options thereon to the extent described
     in the Prospectuses and elsewhere in the
     Statement of Additional Information.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell real estate,  7.   A Fund may not purchase or sell
     including real estate limited partnership       commodities or commodity contracts except
     interests, commodities and commodities          that a Fund may, to the extent consistent
     contracts but excluding interests in a          with its investment objective and
     pool of securities that are secured by          policies, purchase and sell financial
     interests in real estate. However,              futures contracts and related options and
     subject to its permitted investments, a         foreign currency forward contracts,
     Fund may invest in companies which invest       futures contracts and related options.
     in real estate, commodities or
     commodities contracts. Each of the Funds
     may invest in futures contracts and
     options thereon to the extent described
     in the Prospectuses and elsewhere in the
     Statement of Additional Information.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

8.   No Fund may make short sales of            8.   Designate as non-fundamental and restate
     securities, maintain a short position or        as follows:
     purchase securities on margin, except
     that the Funds may obtain short-term            A Fund may not sell securities short,
     credits as necessary for the clearance of       maintain a short position, or purchase
     security transactions.                          securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

9.   No Fund may write or purchase puts,        9.   Designate as non-fundamental and restate
     calls, or other options or combinations         as follows:
     thereof, except that each Fund may write
     covered call options with respect to any        A Fund may not write or sell put options,
     or all of the securities it holds,              call options, straddles, spreads or any
     subject to any limitations described in         combination thereof, except that a Fund
     the Prospectuses or elsewhere in the            may, to the extent consistent with its
     Statement of Additional Information and         investment objective and policies, write
     each Fund may purchase and sell other           covered call options and purchase and
     options as described in the Prospectuses        sell other options.
     and the Statement of Additional
     Information.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

10.  No Fund may invest in companies for the    10.  Designate as non-fundamental and restate
     purpose of exercising control.                  as follows:

                                                     The Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

11.  No Fund may purchase securities of other   11.  Designate as non-fundamental and restate
     investment companies except as permitted        as follows:
     by the 1940 Act and the rules and
     regulations thereunder. Under these             A Fund may not purchase securities of
     rules and regulations, each of the Funds        other investment companies except as
     is prohibited, subject to certain               permitted by the 1940 Act, except that
     exceptions, from acquiring the securities       the Institutional Money Market Fund may
     of other investment companies if, as a          invest all of its investable assets in a
     result of such acquisition, (a) such Fund       Qualifying Portfolio (i.e. a diversified,
     owns more than 3% of the total voting           open-end investment company having the
     stock of the company; (b) securities            same investment objective and policies
     issued by any one investment company            and substantially the same investment
     represent more than 5% of the total             restrictions as those applicable to the
     assets of such Fund; or (c) securities          Fund).
     (other than treasury stock) issued by all
     investment companies represent more than
     10% of the total assets of such Fund,
     provided, that with respect to the
     Institutional Money Market Fund, the
     limitations do not apply to an invest-
     ment of all of the investable assets of
     such Fund in a Qualifying Portfolio (i.e.
     a diversified, open-end investment
     company having the same investment
     objective and policies and substan-
     tially the same investment restrictions
     as those applicable to such Fund). These
     investment companies typically incur fees
     that are separate from those fees
     incurred directly by a Fund. A Fund's
     purchase of such investment company
     securities results in the layering of
     expenses, such that shareholders would
     indirectly bear a proportionate share of
     the operating expenses of such investment
     companies, including advisory fees.

     It is the position of the SEC's Staff
     that certain non-governmental issuers of
     CMOs and REMICs constitute investment
     companies pursuant to the 1940 Act and
     either (a) investments in such
     instruments are subject to the
     limitations set forth above or (b) the
     issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

                  CONNECTICUT MUNICIPAL MONEY MARKET FUND AND
                   MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow money directly or       1.   A Fund may not borrow money, issue senior
     pledge securities except, under certain         securities or mortgage, pledge or
     circumstances, each Fund may borrow up to       hypothecate its assets except to the
     one-third of the value of its total             extent permitted by the 1940 Act.
     assets and pledge up to 10% of the value
     of its total assets to secure such
     borrowings.

     No Fund may issue senior securities
     except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     No Fund will mortgage, pledge, or
     hypothecate any assets extent to secure
     permitted borrowings. In those cases, a
     Fund may only mortgage, pledge or
     hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase.

LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may with respect to at least 50%   2.   Designate as non-fundamental and leave
     of its total assets, invest more than 5%        unchanged.
     of its total assets in the securities of
     a single issuer and more than 25% of its
     total assets in the securities of a
     single issuer at the close of each
     quarter of each fiscal year. Under this
     limitation, each governmental
     subdivision, including states,
     territories and possessions of the United
     States, or their political subdivisions,
     agencies, authorities, instrumentalities,
     or similar entities will be considered a
     separate issuer if its assets and
     revenues are separate from those of the
     governmental body creating it and the
     security is backed only by its own assets
     and revenues.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     Industrial development bonds backed only
     by the assets and revenue of a
     non-governmental user are considered to
     be issued solely by that user. If, in the
     case of an industrial development bond or
     government-issued security, a
     governmental or other entity guarantees
     the security, such guarantee would be
     considered a separate security issued by
     the guarantor, as well as the other
     issuer, subject to limited exclusions
     allowed by the 1940 Act.

LIMITATION ON INDUSTRY CONCENTRATION

3.   No Fund may purchase securities, if as a   3.   A Fund may not concentrate its
     result, 25% or more of the value of a           investments in the securities of one or
     Fund's total assets would be invested in        more issuers conducting their principal
     any one industry or in industrial               business activities in the same industry
     development bonds or other securities,          (other than (a) securities issued or
     the interest upon which is paid from            guaranteed by the U.S. Government or its
     revenues of similar types of projects.          agencies or instrumentalities, and
     However, a Fund may invest as temporary         (b) securities issued or guaranteed by
     investments more than 25% of the value of       any state, territory or possession of the
     its assets in cash or cash items,               U.S. Government, the District of
     securities issued or guaranteed by the          Columbia, or any of their authorities,
     U.S. Government, its agencies or                agencies, instrumentalities or political
     instrumentalities or instruments secured        subdivisions).
     by these money market instruments and
     repurchase agreements.

LIMITATION ON LENDING

4.   No Fund may lend any of its assets except  4.   A Fund may not make loans except to the
     that a Fund may acquire publicly or             extent permitted by the 1940 Act.
     non-publicly issued Connecticut or
     Massachusetts Municipal Securities or
     temporary investments or enter into
     repurchase agreements, in accordance with
     its investment objective, policies,
     limitations and Galaxy's Declaration of
     Trust.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may underwrite any issue of        5.   A Fund may not underwrite securities of
     securities, except as a Fund may be             other issuers, except insofar as the Fund
     deemed to be an underwriter under the           technically may be deemed to be an
     Securities Act of 1933 in connection with       underwriter under the Securities Act of
     the sale of securities in accordance with       1933 in connection with the purchase and
     its investment objective, policies and          sale of its portfolio securities.
     limitations.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate   6.   A Fund may not purchase or sell real
     or real estate limited partnerships,            estate, except that the Fund may purchase
     although each Fund may invest in                securities of issuers which deal or
     securities of issuers whose business            invest in real estate and may purchase
     involves the purchase or sale of real           securities which are secured by real
     estate or in securities which are secured       estate or interests in real estate.
     by real estate or interests in real
     estate.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell commodities,  7.   A Fund may not purchase or sell
     commodity contracts or commodity futures        commodities or commodity contracts except
     contracts.                                      that a Fund may, to the extent consistent
                                                     with its investment objective and
                                                     policies, purchase and sell financial
                                                     futures contracts and related options and
                                                     foreign currency forward contracts,
                                                     futures contracts and related options.

LIMITATION ON INVESTMENT IN RESTRICTED
SECURITIES

8.   No Fund may invest more than 10% of its    8.   This fundamental investment limitation
     net assets in securities subject to             will be eliminated.
     restrictions on resale under the
     Securities Act of 1933.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

9.   No Fund may sell any securities short or   9.   Designate as non-fundamental and restate
     purchase any securities on margin, but          as follows:
     each Fund may obtain such short-term
     credits as may be necessary for clearance       A Fund may not sell securities short,
     of transactions.                                maintain a short position, or purchase
                                                     securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

           SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND,
                 HIGH QUALITY BOND FUND AND CORPORATE BOND FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow money or issue senior   1.   A Fund may not borrow money, issue senior
     securities, except that each Fund may           securities or mortgage, pledge or
     borrow from domestic banks for temporary        hypothecate its assets except to the
     purposes and then in amounts not in             extent permitted by the 1940 Act.
     excess of 10% of the value of its total
     assets at the time of such borrowing
     (provided that each Fund may borrow
     pursuant to reverse repurchase agreements
     in accordance with its investment
     policies and in amounts not in excess of
     10% of the value of its total assets at
     the time of such borrowing); or mortgage,
     pledge, or hypothecate any assets except
     in connection with any such borrowing and
     in amounts not in excess of the lesser of
     the dollar amounts borrowed or 10% of the
     value of its total assets at the time of
     such borrowing. None of the Short-Term
     Bond, Intermediate Government Income or
     High Quality Bond Funds will purchase
     securities while borrowings (including
     reverse repurchase agreements) in excess
     of 5% of its total assets are
     outstanding.

     With respect to this limitation,
     (a) each Fund intends to limit any
     borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may purchase securities of any     2.   A Fund may not make any investment
     one issuer, other than obligations issued       inconsistent with the Fund's
     or guaranteed by the U.S. Government, its       classification as a diversified series of
     agencies or instrumentalities, if               an open-end investment company under the
     immediately after such purchase more than       1940 Act.
     5% of the value of its total assets would
     be invested in such issuer, except that
     up to 25% of the value of its total
     assets may be invested without regard to
     this limitation.

     With respect to this limitation, no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION

3.   The Funds may not purchase any securities  3.   A Fund may not concentrate its
     which would cause 25% or more of the            investments in the securities of one or
     value of a Fund's total assets at the           more issuers conducting their principal
     time of purchase to be invested in the          business activities in the same industry
     securities of one or more issuers               (other than securities issued or
     conducting their principal business             guaranteed by the U.S. Government or its
     activities in the same industry;                agencies or instrumentalities).
     provided, however, that (a) there is no
     limitation with respect to obligations
     issued or guaranteed by the U.S.
     Government, its agencies or
     instrumentalities, (b) wholly-owned
     finance companies will be considered to
     be in the industries of their parents if
     their activities are primarily related to
     financing the activities of the parents,
     and (c) utilities will be classified
     according to their services. (For
     example, gas, gas transmission, electric
     and gas, electric and telephone each will
     be considered a separate industry.)

LIMITATION ON LENDING

4.   No Fund may make loans, except that        4.   A Fund may not make loans except to the
     (i) each Fund may purchase or hold debt         extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies, and
     may enter into repurchase agreements with
     respect to portfolio securities, and
     (ii) each Fund may lend portfolio
     securities against collateral consisting
     of cash or securities which are
     consistent with the Fund's permitted
     investments, where the value of the
     collateral is equal at all times to at
     least 100% of the value of the securities
     loaned.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may act as an underwriter within   5.   A Fund may not underwrite securities of
     the meaning of the Securities Act of            other issuers, except insofar as the Fund
     1933; except insofar as a Fund might be         technically may be deemed to be an
     deemed to be an underwriter upon the            underwriter under the Securities Act of
     disposition of restricted portfolio             1933 in connection with the purchase and
     securities; and except to the extent that       sale of its portfolio securities.
     the purchase of securities directly from
     the issuer thereof in accordance with the
     Fund's investment objective, policies and
     limitations may be deemed to be
     underwriting.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate;  6.   A Fund may not purchase or sell real
     except that each Fund may purchase              estate, except that the Fund may purchase
     securities that are secured by real             securities of issuers which deal or
     estate and may purchase securities of           invest in real estate and may purchase
     issuers which deal in real estate or            securities which are secured by real
     interests therein; however, the Funds           estate or interests in real estate.
     will not purchase or sell interests in
     real estate limited partnerships.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell commodities   7.   A Fund may not purchase or sell
     or commodity contracts or invest in oil,        commodities or commodity contracts,
     gas, or other mineral exploration or            except that a Fund may, to the extent
     development programs or mineral leases;         consistent with its investment objective
     provided, however, that each Fund may           and policies, purchase and sell financial
     enter into interest rate futures                futures contracts and related options and
     contracts to the extent permitted under         foreign currency forward contracts,
     the Commodity Exchange Act and the 1940         futures contracts and related options.
     Act; and further provided that the
     Short-Term Bond Fund and Corporate Bond
     Fund may enter into forward currency
     contracts and foreign currency futures
     contracts and related options to the
     extent permitted by their respective
     investment objectives and policies.

LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES

8.   No Fund may invest more than 10% (15%      8.   Designate as non-fundamental and restate
     with respect to the Corporate Bond Fund)        as follows:
     of the value of its net assets in
     illiquid securities, including repurchase       A Fund may not invest more than 15% of
     agreements with remaining maturities in         its net assets in illiquid securities.
     excess of seven days, restricted
     securities, non-negotiable time deposits
     and other securities which are not
     readily marketable.

     For purposes of the 10% (15% with respect to the Corporate Bond Fund) limitation on purchases of illiquid securities,
     Rule 144A securities will not be
     considered to be illiquid if Fleet has
     determined in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

LIMITATION ON INVESTMENT IN FOREIGN SECURITIES
(INTERMEDIATE GOVERNMENT INCOME FUND AND HIGH
QUALITY BOND FUND ONLY)

9.   The Funds, with the exception of the       9.   Designate as non-fundamental and restate
     Short-Term Bond and Corporate Bond Funds,       as follows:
     may not purchase foreign securities,
     except that the Intermediate Government         The Intermediate Government Income and
     Income and High Quality Bond Funds may          High Quality Bond Funds each may invest
     purchase certificates of deposit,               up to 35% of its total assets in
     bankers' acceptances, or other similar          securities of foreign issuers and may
     obligations issued by U.S. branches of          also invest in U.S. dollar-denominated
     foreign banks or foreign branches of U.S.       obligations of U.S. corporations issued
     banks; and provided, however, that the          outside the United States.
     Intermediate Government Income and High
     Quality Bond Funds may also purchase
     obligations of Canadian Provincial
     Governments in accordance with each
     Fund's investment objective and policies.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

10.  No Fund may purchase securities on margin  10.  Designate as non-fundamental and restate
     (except such short-term credits as may be       as follows:
     necessary for the clearance of
     purchases), make short sales of                 A Fund may not sell securities short,
     securities, or maintain a short position.       maintain a short position, or purchase
                                                     securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

11.  No Fund may invest in or sell put          11.  Designate as non-fundamental and restate
     options, call options, straddles,               as follows:
     spreads, or any combination thereof.
                                                     A Fund may not write or sell put options,
                                                     call options, straddles, spreads or any
                                                     combination thereof, except that a Fund
                                                     may, to the extent consistent with its
                                                     investment objective and policies, write
                                                     covered call options and purchase and
                                                     sell other options.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

12.  No Fund may invest in companies for the    12.  Designate as non-fundamental and restate
     purpose of exercising management or             as follows:
     control.
                                                     A Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

13.  No Fund may purchase securities of other   13.  Designate as non-fundamental and restate
     investment companies except in connection       as follows:
     with a merger, consolidation,
     reorganization, or acquisition of assets;       A Fund may not purchase securities of
     provided, however, that each Fund may           other investment companies except as
     acquire such securities in accordance           permitted by the 1940 Act.
     with the 1940 Act.

             TAX-EXEMPT BOND FUND, NEW JERSEY MUNICIPAL BOND FUND,
         NEW YORK MUNICIPAL BOND FUND, CONNECTICUT MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND AND RHODE ISLAND MUNICIPAL BOND FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow money or issue senior   1.   A Fund may not borrow money, issue senior
     securities, except that each Fund may           securities or mortgage, pledge or
     borrow from domestic banks for temporary        hypothecate its assets except to the
     purposes and then in amounts not in             extent permitted by the 1940 Act.
     excess of 10% of the value of its total
     assets at the time of such borrowing
     (provided that each Fund may borrow
     pursuant to reverse repurchase agreements
     in accordance with its investment
     policies and in amounts not in excess of
     10% of the value of its total assets at
     the time of such borrowing); or mortgage,
     pledge, or hypothecate any assets except
     in connection with any such borrowing and
     in amounts not in excess of the lesser of
     the dollar amounts borrowed or 10% of the
     value of its total assets at the time of
     such borrowing. No Fund will purchase
     securities while borrowings (including
     reverse repurchase agreements) in excess
     of 5% of its total assets are
     outstanding.

     With respect to this limitation, each
     Fund intends to limit any borrowings
     (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.

LIMITATION ON ISSUER CONCENTRATION

2.   The TAX-EXEMPT BOND FUND may not purchase  2.   A Fund may not make any investment
     securities of any one issuer, other than        inconsistent with the Fund's
     obligations issued or guaranteed by the         classification as a diversified series of
     U.S. Government, its agencies or                an open-end investment company under the
     instrumentalities, if immediately after         1940 Act. This limitation does not apply,
     such purchase more than 5% of the value         however, to any Fund classified as a
     of its total assets would be invested in        non-diversified series of an open-end
     such issuer, except that up to 25% of the       investment company under the 1940 Act.
     value of its total assets may be invested
     without regard to this limitation.

3.   The NEW JERSEY MUNICIPAL BOND FUND, NEW    3.   Designate as non-fundamental and leave
     YORK MUNICIPAL BOND FUND, CONNECTICUT           unchanged.
     MUNICIPAL BOND FUND, MASSACHUSETTS
     MUNICIPAL BOND FUND and RHODE ISLAND
     MUNICIPAL BOND FUND may not purchase
     securities of any one issuer, other than
     obligations issued or guaranteed by the
     U.S. Government, its agencies or

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     instrumentalities, if immediately after
     such purchase more than 5% of the value
     of [a Fund's] total assets would be
     invested in the securities of such
     issuer, except that up to 50% of the
     value of a Fund's total assets may be
     invested without regard to this 5%
     limitation, provided that no more than
     25% of the value of a Fund's total assets
     are invested in the securities of any one
     issuer.

LIMITATION ON INDUSTRY CONCENTRATION

4.   No Fund may purchase any securities which  4.   A Fund may not concentrate its
     would cause 25% or more of the value of a       investments in the securities of one or
     Fund's total assets at the time of              more issuers conducting their principal
     purchase to be invested in the securities       business activities in the same industry
     of one or more issuers conducting their         (other than securities issued or
     principal business activities in the same       guaranteed by the U.S. Government, any
     industry; provided, however, that there         state, territory or possession of the
     is no limitation with respect to                U.S. Government, the District of
     securities issued or guaranteed by the          Columbia, or any of their authorities,
     U.S. Government, any state, territory or        agencies, instrumentalities or political
     possession of the U.S. Government, the          subdivisions).
     District of Colombia, or any of their
     authorities, agencies, instrumentalities
     or political subdivisions.

LIMITATION ON LENDING

5.   No Fund may make loans, except that        5.   A Fund may not make loans except to the
     (i) each Fund may purchase or hold debt         extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies, and
     may enter into repurchase agreements with
     respect to portfolio securities, and
     (ii) each Fund may lend portfolio
     securities against collateral consisting
     of cash or securities which are
     consistent with the Fund's permitted
     investments, where the value of the
     collateral is equal at all times to at
     least 100% of the value of the securities
     loaned.

LIMITATION ON UNDERWRITING OF SECURITIES

6.   No Fund may act as an underwriter within   6.   A Fund may not underwrite securities of
     the meaning of the Securities Act of            other issuers, except insofar as the Fund
     1933; except insofar as a Fund might be         technically may be deemed to be an
     deemed to be an underwriter upon the            underwriter under the Securities Act of
     disposition of restricted portfolio             1933 in connection with the purchase and
     securities; and except to the extent that       sale of its portfolio securities.
     the purchase of securities directly from
     the issuer thereof in accordance with the
     Fund's investment objective, policies and
     limitations may be deemed to be
     underwriting.

LIMITATION ON REAL ESTATE TRANSACTIONS

7.   No Fund may purchase or sell real estate;  7.   A Fund may not purchase or sell real
     except that each Fund may invest in             estate, except that the Fund may purchase
     Municipal                                       securities of

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     Securities secured by real estate or            issuers which deal or invest in real
     interests therein; however, the Funds           estate and may purchase securities which
     will not purchase or sell interests in          are secured by real estate or interests
     real estate limited partnerships.               in real estate.

LIMITATION ON COMMODITY TRANSACTIONS

8.   No Fund may purchase or sell commodities   8.   A Fund may not purchase or sell
     or commodity contracts or invest in oil,        commodities or commodity contracts,
     gas, or other mineral exploration or            except that a Fund may, to the extent
     development programs or mineral leases;         consistent with its investment objective
     provided, however, that the Funds may           and policies, purchase and sell financial
     enter into municipal bond index futures         futures contracts and related options and
     contracts and interest rate futures             foreign currency forward contracts,
     contracts to the extent permitted under         futures contracts and related options.
     the Commodity Exchange Act and the 1940
     Act.

LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES

9.   No Fund may invest more than 10% (15%      9.   Designate as non-fundamental and restate
     with respect to the New Jersey Municipal        as follows:
     Bond Fund) of the value of its net assets
     in illiquid securities, including               A Fund may not invest more than 15% of
     repurchase agreements with remaining            its net assets in illiquid securities.
     maturities in excess of seven days,
     restricted securities, non-negotiable
     time deposits and other securities which
     are not readily marketable.

LIMITATION ON INVESTMENT IN FOREIGN SECURITIES

10.  No Fund may purchase foreign securities,   10.  Designate as non-fundamental and restate
     except that the Funds may purchase              as follows:
     certificates of deposit, bankers'
     acceptances, or other similar obligations       Each Fund may invest in foreign
     issued by U.S. branches of foreign banks        securities to the extent consistent with
     or foreign branches of U.S. banks.              its investment objective and policies.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

11.  No Fund may purchase securities on margin  11.  Designate as non-fundamental and restate
     (except such short-term credits as may be       as follows:
     necessary for the clearance of
     purchases), make short sales of                 A Fund may not sell securities short,
     securities, or maintain a short position.       maintain a short position, or purchase
                                                     securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

12.  No Fund may invest in or sell put          12.  Designate as non-fundamental and restate
     options, call options, straddles,               as follows:
     spreads, or any combination thereof.
                                                     A Fund may not write or sell put options,
                                                     call options, straddles, spreads or any
                                                     combination thereof, except that a Fund
                                                     may, to the extent consistent with its
                                                     investment objective and

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
                                                     policies, write covered call options and
                                                     purchase and sell other options.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

13.  No Fund may invest in companies for the    13.  Designate as non-fundamental and restate
     purpose of exercising management or             as follows:
     control.
                                                     A Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

14.  No Fund may purchase securities of other   14.  Designate as non-fundamental and restate
     investment companies except in connection       as follows:
     with a merger, consolidation,
     reorganization, or acquisition of assets;       A Fund may not purchase securities of
     provided, however, that each Fund may           other investment companies except as
     acquire such securities in accordance           permitted by the 1940 Act.
     with the 1940 Act.

LIMITATION ON PURCHASING SECURITIES OF
UNSEASONED ISSUERS

15.  No Fund may invest in industrial revenue   15.  This fundamental investment limitation
     bonds where the payment of principal and        will be eliminated.
     interest are the responsibility of a
     company (including its predecessors) with
     less than three years of continuous
     operation.

                       INTERMEDIATE TAX-EXEMPT BOND FUND,
                 CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND,
               MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND AND
                          FLORIDA MUNICIPAL BOND FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow, except that a Fund     1.   A Fund may not borrow money, issue senior
     may borrow money from banks and may enter       securities or mortgage, pledge or
     into reverse repurchase agreements, in          hypothecate its assets except to the
     either case in an amount not to exceed 33       extent permitted by the 1940 Act.
     1/3% of that Fund's total assets and then
     only as a temporary measure for
     extraordinary or emergency purposes
     (which may include the need to meet
     shareholder redemption requests). This
     borrowing provision is included solely to
     facilitate the orderly sale of Fund
     securities to accommodate heavy
     redemption requests if they should occur
     and is not for investment purposes. A
     Fund will not purchase any securities for
     its portfolio at any time at which its
     borrowings equal or exceed 5% of its
     total assets (taken at market value), and
     any interest paid on such borrowings will
     reduce income.

     The INTERMEDIATE TAX-EXEMPT BOND FUND and
     MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND
     FUND may not pledge, mortgage or
     hypothecate assets except to secure
     temporary borrowings permitted by the
     limitation above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     No Fund may issue senior securities (as
     defined in the 1940 Act) except in
     connection with permitted borrowings as
     described above or as permitted by rule, regulation or order of the SEC.

LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may acquire more than 10% of the   2.   A Fund may not make any investment
     voting securities of any one issuer             inconsistent with the Fund's
     (except securities issued or guaranteed         classification as a diversified series of
     by the United States, its agencies or           an open-end investment company under the
     instrumentalities and repurchase                1940 Act, provided, however, that the
     agreements involving such securities) or        Florida Municipal Bond Fund may invest
     invest more than 5% of the total assets         all of its investable assets in a
     of the Fund in the securities of an             Qualifying Portfolio (i.e. a diversified,
     issuer (except securities issued or             open-end management investment company
     guaranteed by the                               having the

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     United States, its agencies or                  same investment objective and policies
     instrumentalities and repurchase                and substantially the same investment
     agreements involving such securities);          restrictions as those applicable to the
     provided, that (a) the foregoing                Fund). This limitation does not apply,
     limitation shall not apply to the               however, to any Fund classified as a
     Massachusetts Intermediate Municipal Bond       non-diversified series of an open-end
     Fund, Connecticut Intermediate Municipal        investment company under the 1940 Act.
     Bond Fund or Florida Municipal Bond Fund;
     (b) the foregoing limitation shall not
     apply to 25% of the total assets of the
     Intermediate Tax-Exempt Bond Fund; and
     (c) the foregoing limitation shall not
     apply to an investment of all of the
     investable assets of the Florida
     Municipal Bond Fund in a Qualifying
     Portfolio (i.e. a diversified, open-end
     management investment company having the
     same investment objective and policies
     and substantially the same investment
     restrictions as those applicable to such
     Fund).

LIMITATION ON INDUSTRY CONCENTRATION

3.   No Fund may purchase any securities which  3.   A Fund may not concentrate its
     would cause more than 25% of the total          investments in the securities of one or
     assets of the Fund to be invested in the        more issuers conducting their principal
     securities of one or more issuers               business activities in the same industry
     conducting their principal business             (other than (a) securities issued or
     activities in the same industry. This           guaranteed by the U.S. Government, any
     limitation does not apply to investments        state territory or possession of the U.S.
     in obligations issued or guaranteed by          Government, the District of Columbia, or
     the U.S. Government or its agencies and         any of their authorities, agencies,
     instrumentalities and repurchase                instrumentalities or political
     agreements involving such securities, to        subdivisions, and (b) with respect to the
     the extent that a Fund may under the 1940       Florida Municipal Fund, investment of all
     Act reserve freedom of action to                of the investable assets of the Fund in a
     concentrate its investments in such             Qualifying Portfolio (i.e. a diversified,
     securities. Each Fund has reserved its          open-end management investment company
     freedom of action to concentrate its            having the same investment objective and
     investments in government securities            policies and substantially the same
     described in the foregoing sentence. This       investment restrictions as those
     limitation also does not apply to an            applicable to the Fund).
     investment of all of the investable
     assets of the Florida Municipal Bond Fund
     in a diversified, open-end management
     investment company having the same
     investment objective and policies and
     substantially the same investment
     restrictions as those applicable to such
     Fund (a "Qualifying Portfolio"). For
     purposes of this limitation, (i) utility
     companies will be divided according to
     their services; for example, gas, gas
     transmission, electric and telephone will
     each be considered a separate industry;
     (ii) financial service companies will be
     classified according to the end users of
     their services; for example, automobile
     finance, bank finance and

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     diversified finance will each be
     considered a separate industry;
     (iii) supranational entities will be
     considered to be a separate industry; and
     (iv) loan participations are considered
     to be issued by both the issuing bank and
     the underlying corporate borrower.

LIMITATION ON LENDING

4.   No Fund may make loans, except that a      4.   A Fund may not make loans except to the
     Fund may (a) purchase or hold debt              extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies;
     (b) enter into repurchase agreements; and
     (c) engage in securities lending as
     described in the Prospectuses and in the
     Statement of Additional Information.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may act as underwriter of          5.   A Fund may not underwrite securities of
     securities of other issuers, except as it       other issuers, except insofar as the Fund
     may be deemed an underwriter for federal        technically may be deemed to be an
     securities laws in selling a security           underwriter under the Securities Act of
     held by the Fund.                               1933 in connection with the purchase and
                                                     sale of its portfolio securities.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate,  6.   A Fund may not purchase or sell real
     including real estate limited partnership       estate, except that the Fund may purchase
     interests, commodities and commodities          securities of issuers which deal or
     contracts, but excluding interests in a         invest in real estate and may purchase
     pool of securities that are secured by          securities which are secured by real
     interests in real estate. However,              estate or interests in real estate.
     subject to its permitted investments, a
     Fund may invest in companies which invest
     in real estate, commodities or
     commodities contracts. Each of the Funds
     may invest in future contracts and
     options thereon to the extent described
     in the Prospectuses and elsewhere in the
     Statement of Additional Information.

LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell real estate,  7.   A Fund may not purchase or sell
     including real estate limited partnership       commodities or commodity contracts except
     interests, commodities and commodities          that a Fund may, to the extent consistent
     contracts but excluding interests in a          with its investment objective and
     pool of securities that are secured by          policies, purchase and sell financial
     interests in real estate. However,              futures contracts and related options and
     subject to its permitted investments, a         foreign currency forward contracts,
     Fund may invest in companies which invest       futures contracts and related options.
     in real estate, commodities or
     commodities contracts. Each of the Funds
     may invest in futures contracts and
     options thereon to the extent described
     in the Prospectuses and

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     elsewhere in the Statement of Additional
     Information.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

8.   No Fund may make short sales of            8.   Designate as non-fundamental and restate
     securities, maintain a short position or        as follows:
     purchase securities on margin, except
     that the Funds may obtain short-term            A Fund may not sell securities short,
     credits as necessary for the clearance of       maintain a short position, or purchase
     security transactions.                          securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

9.   No Fund may write or purchase puts,        9.   Designate as non-fundamental and restate
     calls, or other options or combinations         as follows:
     thereof, except that each Fund may write
     covered call options with respect to any        A Fund may not write or sell put options,
     or all of the securities it holds,              call options, straddles, spreads or any
     subject to any limitations described in         combination thereof, except that a Fund
     the Prospectuses or elsewhere in the            may, to the extent consistent with its
     Statement of Additional Information and         investment objective and policies, write
     each Fund may purchase and sell other           covered call options and purchase and
     options as described in the Prospectuses        sell other options.
     and the Statement of Additional
     Information.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

10.  No Fund may invest in companies for the    10.  Designate as non-fundamental and restate
     purpose of exercising control.                  as follows:

                                                     A Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

11.  No Fund may purchase securities of other   11.  Designate as non-fundamental and restate
     investment companies except as permitted        as follows:
     by the 1940 Act and the rules and
     regulations thereunder. Under these             A Fund may not purchase securities of
     rules and regulations, each of the Funds        other investment companies except as
     is prohibited, subject to certain               permitted by the 1940 Act, except that
     exceptions, from acquiring the securities       the Florida Municipal Bond Fund may
     of other investment companies if, as a          invest all of its investable assets in a
     result of such acquisition, (a) such Fund       Qualifying Portfolio (i.e. a diversified,
     owns more than 3% of the total voting           open-end investment company having the
     stock of the company; (b) securities            same investment objective and policies
     issued by any one investment company            and substantially the same investment
     represent more than 5% of the total             restrictions as those applicable to the
     assets of such Fund; or (c) securities          Fund).
     (other than treasury stock) issued by all
     investment companies represent more than
     10% of the total assets of such Fund,
     provided, that with respect to the
     Florida Municipal Bond Fund,

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     the limitations do not apply to an
     investment of all of the investable
     assets of such Fund in a Qualifying
     Portfolio (i.e. a diversified, open-end
     investment company having the same
     investment objective and policies and
     substantially the same investment
     restrictions as those applicable to such
     Fund). These investment companies
     typically incur fees that are separate
     from those fees incurred directly by a
     Fund. A Fund's purchase of such
     investment company securities results in
     the layering of expenses, such that
     shareholders would indirectly bear a
     proportionate share of the operating
     expenses of such investment companies,
     including advisory fees.

     It is the position of the SEC's Staff
     that certain non-governmental issuers of
     CMOs and REMICs constitute investment
     companies pursuant to the 1940 Act and
     either (a) investments in such
     instruments are subject to the
     limitations set forth above or (b) the
     issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

                   ASSET ALLOCATION FUND, EQUITY INCOME FUND,
         STRATEGIC EQUITY FUND, EQUITY VALUE FUND, EQUITY GROWTH FUND, INTERNATIONAL EQUITY FUND, PAN ASIA FUND AND SMALL COMPANY EQUITY FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow money or issue senior   1.   A Fund may not borrow money, issue senior
     securities, except that each Fund may           securities or mortgage, pledge or
     borrow from domestic banks for temporary        hypothecate its assets except to the
     purposes and then in amounts not in             extent permitted by the 1940 Act.
     excess of 10%, with respect to the Equity
     Value Fund, or 33%, with respect to the
     Asset Allocation, Equity Income,
     Strategic Equity, Equity Growth,
     International Equity, Pan Asia and Small
     Company Equity Funds, of the value of its
     total assets at the time of such
     borrowing (provided that the Funds may
     borrow pursuant to reverse repurchase
     agreements in accordance with their
     investment policies and in amounts not in
     excess of 10%, with respect to the Equity
     Value Fund, or 33%, with respect to the
     Asset Allocation, Equity Income,
     Strategic Equity, Equity Growth,
     International Equity, Pan Asia and Small
     Company Equity Funds, of the value of
     their respective total assets at the time
     of such borrowing); or mortgage, pledge,
     or hypothecate any assets except in
     connection with any such borrowing and in
     amounts not in excess of the lesser of
     the dollar amounts borrowed or 10%, with
     respect to the Equity Value Fund, or 33%,
     with respect to the Asset Allocation,
     Equity Income, Strategic Equity, Equity
     Growth, International Equity, Pan Asia
     and Small Company Equity Funds, of the
     value of a Fund's total assets at the
     time of such borrowing. No Fund will
     purchase securities while borrowings
     (including reverse repurchase agreements)
     in excess of 5% of its total assets are
     outstanding.

     With respect to this limitation, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Asset
     Allocation, Equity Income, Strategic
     Equity, Equity Growth, International
     Equity, Pan Asia and Small Company Equity
     Funds intends to limit any borrowings
     (including

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     reverse repurchase agreements) to not
     more than 33% of the value of its total
     assets at the time of such borrowing, and
     (b) mortgage dollar rolls entered into
     by the Asset Allocation Fund that are not
     accounted for as financings shall not
     constitute borrowings.

LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may purchase securities of any     2.   A Fund may not make any investment
     one issuer, other than obligations issued       inconsistent with the Fund's
     or guaranteed by the U.S. Government, its       classification as a diversified series of
     agencies or instrumentalities, if               an open-end investment company under the
     immediately after such purchase more than       1940 Act.
     5% of the value of a Fund's total assets
     would be invested in such issuer, except
     that up to 25% of the value of a Fund's
     total assets may be invested without
     regard to this limitation.

     With respect to this limitation, no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.

LIMITATION ON INDUSTRY CONCENTRATION

3.   No Fund may purchase any securities which  3.   A Fund may not concentrate its
     would cause 25% or more of the value of a       investments in the securities of one or
     Fund's total assets at the time of              more issuers conducting their principal
     purchase to be invested in the securities       business activities in the same industry
     of one or more issuers conducting their         (other than securities issued or
     principal business activities in the same       guaranteed by the U.S. Government or its
     industry; provided, however, that (a)           agencies or instrumentalities).
     there is no limitation with respect to
     obligations issued or guaranteed by the
     U.S. Government, its agencies or
     instrumentalities, (b) wholly-owned
     finance companies will be considered to
     be in the industries of their parents if
     their activities are primarily related to
     financing the activities of the parents,
     and (c) utilities will be classified
     according to their services. (For
     example, gas, gas transmission, electric
     and gas, electric and telephone each will
     be considered a separate industry.)

LIMITATION ON LENDING

4.   No Fund may make loans, except that        4.   A Fund may not make loans except to the
     (i) each Fund may purchase or hold debt         extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies, and
     may enter into repurchase agreements with
     respect to portfolio securities, and
     (ii) each Fund may lend portfolio
     securities against collateral consisting
     of cash or securities which are
     consistent with the Fund's permitted
     investments, where the value of the
     collateral is

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     equal at all times to at least 100% of
     the value of the securities loaned.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may act as an underwriter within   5.   A Fund may not underwrite securities of
     the meaning of the Securities Act of            other issuers, except insofar as the Fund
     1933; except insofar as a Fund might be         technically may be deemed to be an
     deemed to be an underwriter upon the            underwriter under the Securities Act of
     disposition of restricted portfolio             1933 in connection with the purchase and
     securities; and except to the extent that       sale of its portfolio securities.
     the purchase of securities directly from
     the issuer thereof in accordance with the
     Fund's investment objective, policies and
     limitations may be deemed to be
     underwriting.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate;  6.   A Fund may not purchase or sell real
     except that each Fund may purchase              estate, except that the Fund may purchase
     securities that are secured by real             securities of issuers which deal or
     estate, and the Funds may purchase              invest in real estate and may purchase
     securities of issuers which deal in real        securities which are secured by real
     estate or interests therein; however, the       estate or interests in real estate.
     Funds will not purchase or sell interests
     in real estate limited partnerships.

LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell commodities   7.   A Fund may not purchase or sell
     or commodity contracts or invest in oil,        commodities or commodity contracts,
     gas, or other mineral exploration or            except that a Fund may, to the extent
     development programs or mineral leases;         consistent with its investment objective
     provided, however, that (i) the Asset           and policies, purchase and sell financial
     Allocation, Equity Income, Equity Value,        futures contracts and related options and
     Equity Growth, International Equity, Pan        foreign currency forward contracts,
     Asia and Small Company Equity Funds may         futures contracts and related options.
     enter into forward currency contracts and
     foreign currency futures contracts and
     related options to the extent permitted
     by their respective investment objectives
     and policies, and (ii) the Strategic
     Equity Fund may engage in transactions
     involving financial futures contracts or
     options on financial futures contracts.

LIMITATION ON INVESTMENT IN ILLIQUID
SECURITIES

8.   No Fund may invest more than 10% (15%      8.   Designate as non-fundamental and restate
     with respect to the Strategic Equity and        as follows:
     Pan Asia Funds) of the value of its net
     assets in illiquid securities, including        A Fund may not invest more than 15% of
     repurchase agreements with remaining            its net assets in illiquid securities.
     maturities in excess of seven days, time
     deposits with maturities in excess of
     seven days, restricted securities (with
     respect to the Equity Value Fund),
     securities which are restricted as to
     transfer in their principal market (with
     respect to the International

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     Equity and Pan Asia Funds),
     non-negotiable time deposits and other
     securities which are not readily
     marketable.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

9.   No Fund may purchase securities on margin  9.   Designate as non-fundamental and restate
     (except such short-term credits as may be       as follows:
     necessary for the clearance of
     purchases), make short sales of                 A Fund may not sell securities short,
     securities, or maintain a short position.       maintain a short position, or purchase
                                                     securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

10.  No Fund may invest in or sell put          10.  Designate as non-fundamental and restate
     options, call options, straddles,               as follows:
     spreads, or any combination thereof;
     provided, however, that each of the Asset       A Fund may not write or sell put options,
     Allocation, Equity Income, Equity Value,        call options, straddles, spreads or any
     Equity Growth, International Equity and         combination thereof except that (i) each
     Small Company Equity Funds may write            of the Asset Allocation, Equity Income,
     covered call options and, with respect to       Equity Value, Equity Growth,
     the Pan Asia Fund, put options with             International Equity, Pan Asia and Small
     respect to its portfolios securities that       Company Equity Funds may, to the extent
     are traded on a national securities             consistent with its investment objective
     exchange, and may enter into closing            and policies, write covered call options
     purchase transactions with respect to           and purchase and sell other options, and
     such options if, at the time of the             (ii) the Strategic Equity Fund may buy
     writing of such options, the aggregate          and sell options, including without limit
     value of the securities subject to              buying or writing puts and calls, based
     options written by the Fund does not            on any type of security, index or
     exceed 25% of the value of its total            currency, including options on foreign
     assets; and further provided that               exchanges and options not traded on
     (i) the Asset Allocation, Equity Income,        exchanges to the extent permitted by its
     Equity Growth, International Equity, Pan        investment objective and policies.
     Asia and Small Company Equity Funds may
     purchase put and call options to the
     extent permitted by their investment
     objectives and policies, and (ii) the
     Strategic Equity Fund may buy and sell
     options, including without limit buying
     or writing puts and calls, based on any
     type of security, index or currency,
     including options on foreign exchanges
     and options not traded on exchanges.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL.

11.  No Fund may invest in companies for the    11.  Designate as non-fundamental and restate
     purpose of exercising management or             as follows:
     control.
                                                     A Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

12.  No Fund may purchase securities of other   12.  Designate as non-fundamental and restate
     investment companies except in connection       as follows:
     with a merger, consolidation,
     reorganization, or acquisition of assets;       A Fund may not purchase securities of
     provided, however, that the Funds may           other investment companies except as
     acquire such securities in accordance           permitted by the 1940 Act, except that
     with the 1940 Act; and further provided,        the Strategic Equity Fund may from time
     that the Strategic Equity Fund may from         to time, on a temporary basis, invest
     time to time, on a temporary basis,             exclusively in one other investment
     invest exclusively in one other                 company similar to the Fund.
     investment company similar to the Fund.

                GROWTH AND INCOME FUND AND SMALL CAP VALUE FUND

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   No Fund may borrow money directly or       1.   A Fund may not borrow money, issue senior
     through reverse repurchase agreements           securities or mortgage, pledge or
     (arrangements in which the Fund sells a         hypothecate its assets except to the
     portfolio instrument for a percentage of        extent permitted by the 1940 Act.
     its cash value with an arrangement to buy
     it back on a set date) or pledge
     securities except, under certain
     circumstances, each Fund may borrow up to
     one-third of the value of its total
     assets and pledge up to 10% of the value
     of its total assets to secure such
     borrowings.

     No Fund may issue senior securities
     except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     No Fund will mortgage, pledge, or
     hypothecate any assets extent to secure
     permitted borrowings. In those cases, a
     Fund may only mortgage, pledge or
     hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and
     (ii) initial or variation margin for
     futures contracts. Margin deposits from
     the purchase and sale of futures
     contracts and related options are not
     deemed to be a pledge.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON ISSUER CONCENTRATION

2.   No Fund may, with respect to 75% of the    2.   A Fund may not make any investment
     value of its total assets, invest more          inconsistent with the Fund's
     than 5% in securities of any one issuer,        classification as a diversified series of
     other than cash, cash items, or                 an open-end investment company under the
     securities issued or guaranteed by the          1940 Act.
     government of the United States or its
     agencies or instrumentalities and
     repurchase agreements collateralized by
     such securities. No Fund may acquire more
     than 10% of the outstanding voting
     securities of any one issuer.

LIMITATION ON INDUSTRY CONCENTRATION

3.   No Fund may invest 25% or more of the      3.   A Fund may not concentrate its
     value of its total assets in any one            investments in the securities of one or
     industry (other than securities issued by       more issuers conducting their principal
     the U.S. Government, its agencies or            business activities in the same industry
     instrumentalities). However, a Fund may         (other than securities issued or
     invest as temporary investments more than       guaranteed by the U.S. Government or its
     25% of the value of its assets in cash or       agencies or instrumentalities).
     cash items, securities issued or
     guaranteed by the U.S. Government, its
     agencies or instrumentalities or
     instruments secured by these money market
     instruments and repurchase agreements.

LIMITATION ON LENDING

4.   No Fund may lend any of its assets except  4.   A Fund may not make loans except to the
     that a Fund may lend portfolio securities       extent permitted by the 1940 Act.
     up to one-third the value of its total
     assets. This limitation shall not prevent
     a Fund from purchasing or holding money
     market instruments, repurchase
     agreements, obligations of the U.S.
     Government, its agencies or
     instrumentalities, variable rate demand
     notes, bonds, debentures, notes,
     certificates of indebtedness, or certain
     debt instruments as permitted by its
     investment objective, policies and
     limitations and Galaxy's Declaration of
     Trust.

LIMITATION ON UNDERWRITING OF SECURITIES

5.   No Fund may underwrite any issue of        5.   A Fund may not underwrite securities of
     securities, except as a Fund may be             other issuers, except insofar as the Fund
     deemed to be an underwriter under the           technically may be deemed to be an
     Securities Act of 1933 in connection with       underwriter under the Securities Act of
     the sale of securities in accordance with       1933 in connection with the purchase and
     its investment objective, policies and          sale of its portfolio securities.
     limitations.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON REAL ESTATE TRANSACTIONS

6.   No Fund may purchase or sell real estate   6.   A Fund may not purchase or sell real
     or real estate limited partnerships,            estate, except that the Fund may purchase
     although each Fund may invest in                securities of issuers which deal or
     securities of issuers whose business            invest in real estate and may purchase
     involves the purchase or sale of real           securities which are secured by real
     estate or in securities which are secured       estate or interests in real estate.
     by real estate or interests in real
     estate.

LIMITATION ON COMMODITY TRANSACTIONS

7.   No Fund may purchase or sell commodities,  7.   A Fund may not purchase or sell
     commodity contracts or commodity futures        commodities or commodity contracts except
     contracts except to the extent that a           that a Fund may, to the extent consistent
     Fund may engage in transactions involving       with its investment objective and
     financial futures contracts or options on       policies, purchase and sell financial
     financial futures contracts.                    futures contracts and related options and
                                                     foreign currency forward contracts,
                                                     futures contracts and related options.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

8.   No Fund may sell any securities short or   8.   Designate as non-fundamental and restate
     purchase any securities on margin, but          as follows:
     each Fund may obtain such short-term
     credits as may be necessary for clearance       A Fund may not sell securities short,
     of transactions. A deposit or payment by        maintain a short position, or purchase
     a Fund of initial or variation margin in        securities on margin, except for such
     connection with futures contracts or            short-term credits as are necessary for
     related options transactions is not             the clearance of transactions.
     considered the purchase of a security on
     margin.

                                 GROWTH FUND II

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON BORROWING, PLEDGING AND ISSUANCE
OF SENIOR SECURITIES

1.   The Fund may not borrow, except that the   1.   The Fund may not borrow money, issue
     Fund may borrow money from banks and may        senior securities or mortgage, pledge or
     enter into reverse repurchase agreements,       hypothecate its assets except to the
     in either case in an amount not to exceed       extent permitted by the 1940 Act.
     33 1/3% of the Fund's total assets and
     then only as a temporary measure for
     extraordinary or emergency purposes
     (which may include the need to meet
     shareholder redemption requests). This
     borrowing provision is included solely to
     facilitate the orderly sale of Fund
     securities to accommodate heavy
     redemption requests if they should occur
     and is not for investment purposes. The
     Fund will not purchase any securities for
     its portfolio at any time at which its
     borrowings equal or exceed 5% of its
     total assets (taken at market value), and
     any interest paid on such borrowings will
     reduce income.

     The Fund may not issue senior securities
     (as defined in the 1940 Act) except in
     connection with permitted borrowings as
     described above or as permitted by rule, regulation or order of the SEC.

LIMITATION ON ISSUER CONCENTRATION

2.   The Fund may not acquire more than 10% of  2.   The Fund may not make any investment
     the voting securities of any one issuer         inconsistent with the Fund's
     (except securities issued or guaranteed         classification as a diversified series of
     by the United States, its agencies or           an open-end investment company under the
     instrumentalities and repurchase                1940 Act, provided, however, that the
     agreements involving such securities) or        Fund may invest all of its investable
     invest more than 5% of the total assets         assets in a Qualifying Portfolio (i.e. a
     of the Fund in the securities of an             diversified, open-end management
     issuer (except securities issued or             investment company having the same
     guaranteed by the United States, its            investment objective and policies and
     agencies or instrumentalities and               substantially the same investment
     repurchase agreements involving such            restrictions as those applicable to the
     securities); provided, that (a) the             Fund).
     foregoing limitation shall not apply to
     25% of the total assets of the Fund, and
     (b) the foregoing limitation shall not
     apply to an investment of all of the
     investable assets of the Fund in a
     Qualifying Portfolio (i.e. a diversified,
     open-end management investment company
     having the same investment objective and
     policies and substantially the same
     investment restrictions as those
     applicable to such Fund).

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON INDUSTRY CONCENTRATION

3.   The Fund may not purchase any securities   3.   The Fund may not concentrate its
     which would cause more than 25% of the          investments in the securities of one or
     total assets of the Fund to be invested         more issuers conducting their principal
     in the securities of one or more issuers        business activities in the same industry
     conducting their principal business             (other than (a) securities issued or
     activities in the same industry. This           guaranteed by the U.S. Government or its
     limitation does not apply to investments        agencies or instrumentalities, and (b)
     in obligations issued or guaranteed by          investment of all of the investable
     the U.S. Government or its agencies and         assets of the Fund in a Qualifying
     instrumentalities and repurchase                Portfolio (i.e. a diversified, open-end
     agreements involving such securities, to        management investment company having the
     the extent that the Fund may under the          same investment objective and policies
     1940 Act reserve freedom of action to           and substantially the same investment
     concentrate its investments in such             restrictions as those applicable to the
     securities. The Fund has reserved its           Fund).
     freedom of action to concentrate its
     investments in government securities
     described in the foregoing sentence. This
     limitation also does not apply to an
     investment of all of the investable
     assets of the Fund in a diversified,
     open-end management investment company
     having the same investment objective and
     policies and substantially the same
     investment restrictions as those
     applicable to such Fund (a "Qualifying
     Portfolio"). For purposes of this
     limitation, (i) utility companies will be
     divided according to their services; for
     example, gas, gas transmission, electric
     and telephone will each be considered a
     separate industry; (ii) financial
     service companies will be classified
     according to the end users of their
     services; for example, automobile
     finance, bank finance and diversified
     finance will each be considered a
     separate industry; (iii) supranational
     entities will be considered to be a
     separate industry; and (iv) loan
     participations are considered to be
     issued by both the issuing bank and the
     underlying corporate borrower.

LIMITATION ON LENDING

4.   The Fund may not make loans, except that   4.   The Fund may not make loans except to the
     the Fund may (a) purchase or hold debt          extent permitted by the 1940 Act.
     instruments in accordance with its
     investment objective and policies;
     (b) enter into repurchase agreements; and
     (c) engage in securities lending as
     described in the Prospectuses and in the
     Statement of Additional Information.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON UNDERWRITING OF SECURITIES

5.   The Fund may not act as underwriter of     5.   The Fund may not underwrite securities of
     securities of other issuers, except as it       other issuers, except insofar as the Fund
     may be deemed an underwriter for federal        technically may be deemed to be an
     securities laws in selling a security           underwriter under the Securities Act of
     held by the Fund.                               1933 in connection with the purchase and
                                                     sale of its portfolio securities.

LIMITATION ON REAL ESTATE TRANSACTIONS

6.   The Fund may not purchase or sell real     6.   The Fund may not purchase or sell real
     estate, including real estate limited           estate, except that the Fund may purchase
     partnership interests, commodities and          securities of issuers which deal or
     commodities contracts, but excluding            invest in real estate and may purchase
     interests in a pool of securities that          securities which are secured by real
     are secured by interests in real estate.        estate or interests in real estate.
     However, subject to its permitted
     investments, the Fund may invest in
     companies which invest in real estate,
     commodities or commodities contracts.
     Each of the Funds may invest in future
     contracts and options thereon to the
     extent described in the Prospectuses and
     elsewhere in the Statement of Additional
     Information.

LIMITATION ON COMMODITY TRANSACTIONS

7.   The Fund may not purchase or sell real     7.   The Fund may not purchase or sell
     estate, including real estate limited           commodities or commodity contracts except
     partnership interests, commodities and          that the Fund may, to the extent
     commodities contracts but excluding             consistent with its investment objective
     interests in a pool of securities that          and policies, purchase and sell financial
     are secured by interests in real estate.        futures contracts and related options and
     However, subject to its permitted               foreign currency forward contracts,
     investments, the Fund may invest in             futures contracts and related options.
     companies which invest in real estate,
     commodities or commodities contracts. The
     Fund may invest in futures contracts and
     options thereon to the extent described
     in the Prospectuses and elsewhere in the
     Statement of Additional Information.

LIMITATION ON PURCHASING SECURITIES ON MARGIN,
SHORT SALES AND SHORT POSITIONS

8.   The Fund may not make short sales of       8.   Designate as non-fundamental and restate
     securities, maintain a short position or        as follows:
     purchase securities on margin, except
     that the Fund may obtain short-term             The Fund may not sell securities short,
     credits as necessary for the clearance of       maintain a short position, or purchase
     security transactions.                          securities on margin, except for such
                                                     short-term credits as are necessary for
                                                     the clearance of transactions.

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
LIMITATION ON PUT, CALL, STRADDLE AND SPREAD
TRANSACTIONS

9.   The Fund may not write or purchase puts,   9.   Designate as non-fundamental and restate
     calls, or other options or combinations         as follows:
     thereof, except that the Fund may write
     covered call options with respect to any        The Fund may not write or sell put
     or all of the securities it holds,              options, call options, straddles, spreads
     subject to any limitations described in         or any combination thereof, except that
     the Prospectuses or elsewhere in the            the Fund may, to the extent consistent
     Statement of Additional Information and         with its investment objective and
     each Fund may purchase and sell other           policies, write covered call options and
     options as described in the Prospectuses        purchase and sell other options.
     and the Statement of Additional
     Information.

LIMITATION ON INVESTING IN COMPANIES FOR THE
PURPOSE OF EXERCISING MANAGEMENT OR CONTROL

10.  The Fund may not invest in companies for   10.  Designate as non-fundamental and restate
     the purpose of exercising control.              as follows:

                                                     The Fund may not purchase securities of
                                                     companies for the purpose of exercising
                                                     control.

LIMITATION ON PURCHASING SECURITIES OF OTHER
INVESTMENT COMPANIES

11.  The Fund may not purchase securities of    11.  Designate as non-fundamental and restate
     other investment companies except as            as follows:
     permitted by the 1940 Act and the
     rules and regulations thereunder. Under         The Fund may not purchase securities of
     these rules and regulations, the Fund is        other investment companies except as
     prohibited, subject to certain                  permitted by the 1940 Act, except that
     exceptions, from acquiring the securities       the Fund may invest all of its investable
     of other investment companies if, as a          assets in a Qualifying Portfolio (i.e. a
     result of such acquisition, (a) the Fund        diversified, open-end investment company
     owns more than 3% of the total voting           having the same investment objective and
     stock of the company; (b) securities            policies and substantially the same
     issued by any one investment company            investment restrictions as those
     represent more than 5% of the total             applicable to the Fund).
     assets of the Fund; or (c) securities
     (other than treasury stock) issued by all
     investment companies represent more than
     10% of the total assets of the Fund,
     provided, that with respect to the Fund
     the limitations do not apply to an
     investment of all of the investable
     assets of the Fund in a Qualifying
     Portfolio (i.e. a diversified, open-end
     investment company having the same
     investment objective and policies and
     substantially the same investment
     restrictions as those applicable to such
     Fund). These investment companies
     typically incur fees that are separate
     from those fees incurred directly by the
     Fund. The Fund's purchase of such
     investment company securities results in
     the layering of expenses, such that
     shareholders

  CURRENT FUNDAMENTAL INVESTMENT LIMITATION       PROPOSED FUNDAMENTAL INVESTMENT LIMITATION
----------------------------------------------  ----------------------------------------------
     would indirectly bear a proportionate
     share of the operating expenses of such
     investment companies, including advisory
     fees.

     It is the position of the SEC's Staff
     that certain non-governmental issuers of
     CMOs and REMICs constitute investment
     companies pursuant to the 1940 Act and
     either (a) investments in such
     instruments are subject to the
     limitations set forth above or (b) the
     issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

                     Vote this Proxy card TODAY! Your prompt
                   response will save your Fund the expense of
                              additional mailings.


            YOU CAN ALSO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET
                  CALL TOLL-FREE: 1-888-221-0697 OR LOG ON TO
         www.proxyweb.com (see enclosed insert for further instructions)

                                THE GALAXY FUND

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE GALAXY FUND ("GALAXY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF GALAXY'S MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND, TAX-EXEMPT MONEY MARKET FUND, CONNECTICUT MUNICIPAL MONEY MARKET FUND, MASSACHUSETTS MUNICIPAL MONEY MARKET FUND, INSTITUTIONAL MONEY MARKET FUND, INSTITUTIONAL TREASURY MONEY MARKET FUND, INSTITUTIONAL GOVERNMENT MONEY MARKET FUND, SHORT-TERM BOND FUND, INTERMEDIATE GOVERNMENT INCOME FUND, HIGH QUALITY BOND FUND, CORPORATE BOND FUND, TAX-EXEMPT BOND FUND, INTERMEDIATE TAX-EXEMPT BOND FUND, CONNECTICUT MUNICIPAL BOND FUND, CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, FLORIDA MUNICIPAL BOND FUND, MASSACHUSETTS MUNICIPAL BOND FUND, MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, NEW JERSEY MUNICIPAL BOND FUND, NEW YORK MUNICIPAL BOND FUND, RHODE ISLAND MUNICIPAL BOND FUND, ASSET ALLOCATION FUND, EQUITY INCOME FUND, GROWTH AND INCOME FUND, STRATEGIC EQUITY FUND, EQUITY VALUE FUND, EQUITY GROWTH FUND, GROWTH FUND II, SMALL CAP VALUE FUND, SMALL COMPANY EQUITY FUND, INTERNATIONAL EQUITY FUND AND PAN ASIA FUND TO BE HELD ON FRIDAY, JUNE 15, 2001, AT 10:00 A.M. EASTERN TIME, AT GALAXY'S OFFICES AT 4400 COMPUTER DRIVE, WESTBOROUGH MASSACHUSETTS 01581-5108.

     THE UNDERSIGNED HEREBY APPOINTS WILLIAM GREILICH, JOHN RITACCO AND CHRISTINE P. RITCH, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST EVIDENCING INTERESTS IN THE ABOVE-NAMED FUNDS OF GALAXY, HELD OF RECORD BY THE UNDERSIGNED ON MARCH 26, 2001, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

                                  DATE
                                      ------------------------------------------

                                  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                  WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                  SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR
                                  EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                  GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN
                                  PARTNERSHIP NAME BY AUTHORIZED PERSON.


                                  ----------------------------------------------
                                  SIGNATURE(S)  (JOINT OWNERS)

                     Vote this Proxy card TODAY! Your prompt
                   response will save your Fund the expense of
                              additional mailings.


                        PLEASE REFER TO PAGES 1 TO 4 OF THE
                   PROXY STATEMENT TO DETERMINE WHICH PROPOSALS
                            ARE APPLICABLE TO YOUR FUND


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.


(1)   Proposal to approve a new Distribution         FOR     AGAINST    ABSTAIN
      Plan with respect to Retail A Shares           / /       / /        / /
      pursuant to Rule 12b-1 under the
      Investment Company Act of 1940, as
      amended (See Pages 1 to 4 of Proxy
      Statement)


(2)   Proposal to approve changes to the following   FOR ALL
      fundamental investment limitations (See        EXCEPT AS  AGAINST  ABSTAIN
      Pages 1 to 4 of Proxy Statement):              MARKED     ALL      ALL
                                                       / /         / /       / /


(2.1) limitation on borrowing, pledging
      and issuance of  senior securities

(2.2)  limitation on issuer concentration

(2.3)  limitation on industry concentration

(2.4)  limitation on lending

(2.5)  limitation on underwriting of securities

(2.6)  limitation on real estate transactions

(2.7)  limitation on commodity transactions

       If you wish to vote against a particular fundamental investment limitation change applicable to your Fund, write the number of the sub-proposal on the line below.

     ___________________________________________

(3)   Proposal to approve changes to the        FOR ALL
      following fundamental investment         EXCEPT AS    AGAINST    ABSTAIN
      limitations, including a change making    MARKED       ALL        ALL
      all such limitations non-fundamental       / /         / /        / /
      (See Pages 1 to 4 of Proxy Statement):

(3.1) limitation on illiquid securities

(3.2) limitation on investment in foreign securities

(3.3) limitation on purchasing securities on margin, short sales and short positions

(3.4) limitation on put, call, straddle and spread transactions

(3.5) limitation on investing in companies for the purpose of exercising management or control

(3.6) limitation on purchasing securities of other investment companies

      If you wish to vote against a particular fundamental investment limitation change applicable to your Fund, write the number of the sub-proposal on the line below.

     ___________________________________________


(4)   Proposal to approve changes in the following   FOR ALL
      fundamental investment limitations to make     EXCEPT AS  AGAINST  ABSTAIN
      all such limitations non-fundamental (See      MARKED     ALL      ALL
      Pages 1 to 4 of Proxy Statement):                / /      / /      / /

(4.1) limitation on investment in U.S.
      Government obligations

(4.2) limitation on remaining maturity of portfolio securities

(4.3) limitation on issuer concentration

(5)   Proposal to approve the elimination of the     FOR ALL
      following fundamental investment limitations   EXCEPT AS  AGAINST  ABSTAIN
      (See Pages 1 to 4 of Proxy Statement):         MARKED     ALL      ALL
                                                     / /       / /        / /

(5.1) limitation on investment in money market instruments

(5.2) limitation on investment in securities of unseasoned issuers

(5.3) limitation on investment in restricted securities


     If you wish to vote against a particular fundamental investment limitation change applicable to your Fund, write the number of the sub-proposal on the line below.

     ___________________________________________

(6) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                           PLEASE VOTE YOUR PROXY TODAY
        PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS

CHOOSE ONE OF THE VOTING METHODS BELOW THAT IS MOST CONVENIENT FOR YOU:

1. VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed postage paid envelope. NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

2. VOTE BY TOUCH-TONE TELEPHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the instructions on the screen. Internet voting is available 24 hours a day, 7 days a week. If you received more than one proxy card, you can vote each card during the same session. Each card has a different control number.


                      IF YOU VOTE BY TELEPHONE OR INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.

                           PLEASE VOTE YOUR PROXY TODAY
           PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS

OUR RECORDS INDICATE THAT YOU ARE AMONG THE MANY SHAREHOLDERS WHO HAVE MORE THAN ONE ACCOUNT. TO SAVE THE EXPENSE OF POSTAGE AND PRINTING, WE HAVE ENCLOSED A PROXY CARD FOR EACH OF YOUR ACCOUNTS IN THIS MAILING. PLEASE VOTE EACH CARD SEPARATELY USING ONE OF THE METHODS BELOW.

CHOOSE ONE OF THE VOTING METHODS BELOW THAT IS MOST CONVENIENT FOR YOU:

1. VOTE BY MAIL: Sign and date your proxy card(s) and return them in the enclosed postage paid envelope. NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

2. VOTE BY TOUCH-TONE TELEPHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can vote each card during the call. Each card has a different control number.

3. VOTE VIA THE INTERNET: Log on to www.proxyweb.com, enter the CONTROL NUMBER printed on the upper portion of your proxy card and follow the instructions on the screen. Internet voting is available 24 hours a day, 7 days a week. If you received more than one proxy card, you can vote each card during the same session. Each card has a different control number.


                      IF YOU VOTE BY TELEPHONE OR INTERNET,
                    PLEASE DO NOT RETURN YOUR PROXY CARD(S).